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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES


                                REGISTRATION NO.
                                    811-07696


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           1415 28th STREET, SUITE 200
                           WEST DES MOINES, IOWA 50266
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                              Elizabeth Grob, Esq.
                              Ahlers & Cooney, P.C.
               100 Court Avenue, Suite 600, Des Moines, Iowa 50309
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                        COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger                              JOHN C. MILES, ESQ.
IOWA PUBLIC AGENCY INVESTMENT TRUST             DONALD F. BURT, ESQ.
1415 28th STREET, SUITE 200                     CLINE, WILLIAMS, WRIGHT,
WEST DES MOINES, IOWA 50266                        JOHNSON & OLDFATHER
                                                1900 U.S. BANK BUILDING,
                                                233 S. 13TH STREET
                                                LINCOLN, NEBRASKA 68508

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END:06/30
DATE OF REPORTING PERIOD:6/30/2005

ITEM 1. REPORTS TO UNITHOLDERS.

--------------------------------------------------------------------------------
IOWA PUBLIC AGENCY INVESTMENT TRUST


COMPREHENSIVE ANNUAL
FINANCIAL REPORT

DIRECT GOVERNMENT OBLIGATION FUND
COMPREHENSIVE ANNUAL
FINANCIAL REPORT

FISCAL YEAR ENDING
JUNE 30, 2005



The Funds are distributed by Investors Management Group.

Shares of the Funds are NOT INSURED BY THE FDIC. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

Information not authorized for distribution unless accompanied or preceded by a current Information Statement also known as a prospectus. An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund's Information Statement. To obtain more information, please call 800-872-4024 or visit the website: IPAIT.org. Please read the Information Statement carefully before investing.

                       Iowa Public Agency Investment Trust
                                Diversified Fund
                      Comprehensive Annual Financial Report






                       Iowa Public Agency Investment Trust
                        Direct Government Obligation Fund
                      Comprehensive Annual Financial Report







                    For the Fiscal Year Ended June 30, 2005

                                 Prepared by the
                       Iowa Public Agency Investment Trust
                                Board of Trustees

Table of Contents


INTRODUCTORY SECTION
         Letter from the Chair.................................................3
             Management Report.................................................7
             Board of Trustees.................................................8
         Service Providers....................................................10
         Organization Chart...................................................11
         Certificate of Achievement...........................................12

FINANCIAL SECTION
         Diversified Portfolio:
         Independent Auditors' Report.........................................14
         Management's Discussion and Analysis.................................15
         Financial Statements.................................................17
         Financial Highlights.................................................20
         Notes to Basic Financial Statements..................................21
         Direct Government Obligation Portfolio:
         Independent Auditors' Report.........................................23
         Management's Discussion and Analysis.................................24
         Financial Statements.................................................26
         Financial Highlights.................................................28
         Notes to Basic Financial Statements..................................29

INVESTMENT SECTION
         Fund Facts Summary...................................................32
         Diversified Fund and Direct Government Obligation Fund...............33
                  Introduction................................................33
                  Risk Profile................................................35
                  Performance Summary.........................................36
                  Fund Expenses...............................................37
         Investment Commentary................................................40
         IPAIT Investment Policy..............................................41
                  Investing and Non-Investing Participants....................46

STATISTICAL SECTION
         Statistical Information..............................................49
         Changes in Fund Units................................................50
         Monthly Comparative Yields...........................................51
         Annual Comparative Yields ...........................................52
         Annual Net Investment Income.........................................52
         Glossary of Investment Terms.........................................53

August 26, 2005


Dear Fellow IPAIT Participants:

The Iowa Pubic Agency Investment Trust (IPAIT) is pleased to submit the Diversified Fund and Direct Government Obligation Fund (DGO) Annual Financial Report for the fiscal year ended June 30, 2005.

IPAIT has been serving participants' needs since 1987. Fiscal year 2004-2005 continued to pose challenges for our participants during this period of historically low interest rates. The Federal Reserve, however, did begin raising interest rates during this period, which continued throughout the year. The IPAIT Diversified and DGO Funds maintained yields comparable to other money market funds during this time while being an educational resource for IPAIT participants. For a detailed review of the Funds, please refer to the Management's Discussion and Analysis of each Fund located in the Financial Section. IPAIT appreciates the efforts of the individuals involved in the preparation of this report.

Iowa Economy

Iowa has historically struggled with lackluster job growth and the "brain drain" where young people are educated in the state and then leave for greener pastures. This has abated recently, and the pace of Iowa's job growth over the next few years is expected to be stronger than other Midwestern states, though it is expected to lag the nation. The state's economy has demonstrated resiliency by producing income growth despite its historically tight labor market, and diversity of employment is increasing.

Iowa's May unemployment rate was 4.8 percent, higher than many neighboring states but lower than its southeastern neighbors with Illinois reporting 5.8 percent unemployment and Missouri at 5.6 percent. Iowa's unemployment rate remains below the national average of 5.1 percent. After four months of growth, Iowa non-farm payrolls declined slightly in May led by a drop in construction employment during a rainy month. Average hourly earnings are up year over year, along with the national population.

Midwest housing prices have been rising along with the rest of the country. However, Iowa prices have not seen the dramatic increases that east and west coast cities have enjoyed. The flip side of this situation is that Iowa homeowners should not experience drastic price declines when mortgage rates rise and demand cools. Year over year, new Iowa residential housing permits are up
3.5 percent, higher than the Midwest regional average of 2.9 percent and the national average of 1.6 percent.

Iowa has also experienced less inflation recently than the national average. The year over year increase in CPI was 2.6 percent compared to the national average of 2.9 percent. The Federal Reserve remains active in fighting potential inflation and will remain engaged for the foreseeable future.

The state of Iowa is enjoying a pick up in tax revenues and expects to end fiscal year 2005 with a general fund surplus. As the national economy improves, Iowa's outlook improves, and the state's conservative fiscal position provides a springboard to growth for the remainder of the year.

Investment Policies and Strategies

IPAIT was created pursuant to Iowa Code Chapter 28E in 1987 to enable eligible Iowa public agencies to invest their available operating and reserve funds in a competitive rate environment, safely and effectively. Both the Diversified and DGO Funds have followed established money market mutual fund investment parameters designed to maintain a $1 per unit net asset value since inception.

Investment Safeguards

Both Funds continue to be focused on their investment objectives as stated in the IPAIT Investment Policy. These goals, in order of priority are safety of invested principal, maintenance of adequate liquidity, and maximum yield. Within these objectives, each Fund strives to provide participants with the best available rates of return for legally authorized investments. All security settlements within either Fund are settled on a delivery-versus-payment (DVP) basis. DVP settlements greatly reduce the possibility of inappropriate transmission of funds or securities.

Reliability of Investment Section

All commentary and displays in the Investment Section were prepared by IPAIT's service provider, Investors Management Group (IMG), the program's Investment Adviser, Administrative Services Provider, and Program Support Provider. IMG has provided services to the IPAIT program since the program's inception in 1987. All services provided by IPAIT to participants are subject to rigorous and regular verification.

Statement of Changes in Net Assets

For fiscal year 2004-2005 (FY 04/05) and fiscal year 2003-2004 (FY 03/04) total interest earned, total operating expenses, and net investment income for the IPAIT Diversified and the DGO Funds were as follows:

                    Interest Earned      Expenses          Net Investment Income

Diversified Fund
         FY 04/05.    $4,792,152        $1,058,235             $3,733,917
         FY 03/04.    $2,680,795        $1,202,977             $1,477,818

DGO Fund
         FY 04/05.      $475,110          $125,123               $349,987
         FY 03/04.      $520,560          $255,306               $265,254

The increase in year-over-year interest earned for the Diversified Fund is primarily attributed to the higher interest rate environment throughout the year. The DGO Fund earnings decrease is attributed to redemptions by a large participant seeking higher fixed-term rates. Expenses were lower in FY 04/05 versus FY 03/04 due to a voluntary reduction in fees charged by the investment adviser and administrator, and lower net assets of the Funds. IPAIT operates pursuant to Service Provider agreements for all aspects of operation. Every agreement specifies the fees to be charged for each component of IPAIT services.

Financial and operating highlights from this past year include:

o Receipt of an eighth consecutive Certificate of Achievement for Excellence in Financial Reporting by the Government Finance Officers Association
     (GFOA).

o Average combined daily investments in the Diversified and DGO Funds of $243,819,674 down from $299,261,038 in the last fiscal year.

o Placement of 38 portfolio certificates of deposit in Iowa financial institutions by the Diversified Fund representing over $25,250,000.

o An authorized membership total of 410 public bodies representing 185 municipalities, 82 counties, 92 municipal utilities, and 51 other eligible public agencies.

o Total funds invested in IPAIT's investment alternatives peaked for the fiscal year at $411,934,471 on April 28, 2005.

Comprehensive Annual Financial Report Format and Contents

The report is presented in four sections as follows:

o Introduction - Contains the Letter of Transmittal, Management Report, a listing of the IPAIT Board of Trustees and Service Providers and the IPAIT Organizational Chart.

o Financial - Contains the report of independent auditors, KPMG LLP, the Management Discussion and Analysis forthe Diversified Fund and DGO Fund, and the Diversified Fund and DGO Fund financial statements.

o Investment - Contains a comprehensive discussion of each Fund's investment performance and operations including the following:

        Fund Facts - a summary of IPAIT's Diversified Fund and DGO Fund investment strategy, individual fund performance comparison to other registered money market fund performance benchmarks including the iMoneyNet Money Fund Report TM and an Economic Environment Overview for the past fiscal year;

        Complete Portfolio Characteristics portfolio composition and summaries for each Fund to include portfolio ownership analysis, weighted average maturity illustrations and comparisons, maturity analysis, portfolio distribution by security type, historical portfolio asset growth; and

     The IPAIT Diversified Fund and DGO Fund Investment Policy.

o Statistical - Includes trend data for the past five years for various program operating components, including total net asset value for each Fund by type of participant, monthly and annual yield highlights and comparisons, summary of operations, and a glossary of investment terms.

     The GFOA awarded an eighth consecutive Certificate of Achievement for Excellence in Financial Reporting to the Iowa Public Agency Investment Trust for its comprehensive annual financial report (CAFR) for the fiscal year ended June 30, 2004. The Certificate of Achievement is a prestigious national award, recognizing conformance with the highest standards for preparation of state and local government financial reports.

     In order to be awarded a Certificate of Achievement, a government unit must publish an easily readable and efficiently organized CAFR, whose contents conform to program standards. The CAFR must satisfy both generally accepted accounting principles and applicable legal requirements.

     A Certificate of Achievement is valid for a period of one year only. We believe our current report continues to conform to the Certificate of Achievement program requirements, and we are submitting it to the GFOA.

     IPAIT has adopted GASB Statement No. 34, Basis Financial Statements - and Management's Discussion and Analysis - for State and Local Governments:
     Omnibus, as amended by Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments:
     Omnibus, and modified by Statement No. 38, Certain Financial Statement Note Disclosures, (Statements Nos. 34, 37, and 38) effective July 1, 2002. Adoption of Statement Nos., 34, 37, and 38 had no impact on the net assets of the Diversified and the DGO Funds of IPAIT. IPAIT's annual report has added a section for Management's Discussion and Analysis as required.

Approval of the Investment Advisory Contract

At the meeting of the Board of Trustees on October 27, 2004, the trustees assessed the investment adviser to determine if the contract should be continued. In performing this assessment and evaluation the Board of Trustees asked IMG to provide a wide array of information about (i) the quality and nature of IMG's services, including the qualification and experience of IMG investment management and administrative staff, IPAIT's investment performance compared to other similar funds, data regarding the investment advisory fees, other administrative fees and overall fees paid by IPAIT compared to other comparable investment alternatives and other comparable public fund pools in other states.

With respect to the quality and nature of IMG's services, the information indicated that the IMG service team had worked on IPAIT for more than ten years and that seven employees spent a significant portion of their time working on IPAIT services. Furthermore, it was noted that IMG employees are cross-trained to provide service redundancy. A complete overview of the education and experience of IMG's principal employees and compliance personnel was provided.

With respect to the performance of the Diversified and DGO Funds, the information provided demonstrated that both Funds performed better than the benchmark indices against which they were compared for the period from September of 2003 through September of 2004. This included comparisons of performance against the corresponding iMoneyNet Money Fund ReportTM averages. iMoneyNet is a national organization that compiles and publishes yield and operating data on mutual funds.

With respect to the advisory and other fees paid by IPAIT to IMG and its other service providers, information was provided that compared IPAIT fees against public fund programs operated in other states that had similar characteristics. Total fees of the public fund programs ranged from 0.265 percent to 0.67 percent. The total expenses for IPAIT for fiscal year 2004 were 0.49 percent for Diversified and 0.51 percent for DGO. The total fees for the IPAIT funds were roughly comparable to those funds operated in other states.

As to the specific advisory fees paid to IMG, information was provided comparing the advisory fees of similar programs operating in other states. The advisory fees paid in the other programs ranged from 0.06 percent to 0.22 percent. For FY 04 the Diversified Fund and the DGO Fund paid IMG 15 basis points (0.15 percent) for assets under $150 million declining to 8 basis points (0.08 percent) for assets over $300 million and in FY 04 the new fee was 12 basis points (0.12 percent) for assets under $150 million declining to 7 basis points (0.07 percent) for assets over $250 million. The actual advisory fees paid in FY 2004 were 0.12 percent for Diversified and 0.12 percent for DGO. These fees were within the range of the other programs presented.

After consideration of this information, the Board of Trustees concluded that the compensation payable under the Adviser Agreement was fair and reasonable with respect to the Diversified Fund and the DGO Fund and their unitholders in light of the services provided and that the continuation of the Adviser Agreement between IPAIT and IMG was approved. The Board annually reviews the contribution of the Adviser Agreement and will reassess the investment adviser at the August 26, 2005 Board meeting.


Summary

On behalf of IPAIT's Board of Trustees, sponsoring associations and service providers, we thank you for your continued support of the Iowa Public Agency Investment Trust. We encourage you to contact us with comments and suggestions regarding any improvements to the operation of IPAIT. Your involvement in IPAIT is essential in its ability to provide a competitive investment alternative, and ongoing program opportunities for association members.

As we begin fiscal year 2005-2006, IPAIT will continue to be guided by its objectives of: safety, liquidity, and competitive return. In addition, IPAIT will be an excellent resource as a user-friendly investment alternative and also an educational resource. The website provides monthly updates as well as access to the secure IPASonlineTM system. We collectively pledge to continue working together to provide a safe source of interest income for every participant.

Respectfully,



/s/ Donald W. Kerker

Donald W. Kerker
Chair, Board of Trustees

Management Report


TO IPAIT PARTICIPANTS:

While IPAIT's Diversified Fund and DGO Fund financial statements and the related financial data contained in these CAFR have been prepared in conformity with generally accepted accounting principles and have been audited by IPAIT's Independent Auditor, KPMG LLP, the ultimate accuracy and validity of this information is the responsibility of the management of the Iowa Public Agency Investment Trust Board of Trustees. To carry out this responsibility, the Board of Trustees maintains financial policies, procedures, accounting systems and internal controls, which the Board believes provide reasonable, but not absolute, assurance that accurate financial records are maintained and investment assets are safeguarded.

In addition, the three ex-officio trustees meet with the Program's service providers and legal counsel to review all aspects of IPAIT performance each month. The Board of Trustees meets quarterly to similarly review IPAIT's performance and compliance. In addition, the IPAIT Board of Trustees regularly subjects IPAIT to a comprehensive review of all services and costs of operation.

During the fiscal year 2004, the Board authorized waiving 2.5 basis points of administrative fees to help improve yields during a period of historically low interest rates. On January 1, 2005, 2.0 basis points of those fees were reinstated, with the remaining 0.5 basis points reinstated on July 1, 2005. Additionally, this year's CAFR will be submitted to the GFOA for consideration for a Certificate of Achievement for Excellence in Financial Reporting following receipt of an eighth consecutive Certificate of Achievement for the fiscal year ended June 30, 2004 CAFR.

In the Board's opinion, IPAIT's internal controls are adequate to ensure that the financial information in this report presents fairly the IPAIT Diversified and DGO Fund operations and financial condition.

Sincerely,



/s/ Robert D. Haug

Robert D. Haug
Secretary, Board of Trustees
Iowa Public Agency Investment Trust


Board of Trustees
=============== ===================== ======= =========== ============== ============ ================== ============ ==============
                                                                          Length of       Principal       Number of
                                              Position                      Time         Occupation      Portfolios
                                              held with      Term of       Served     During Past Five    Overseen        Outside
     Name             Address          Age      IPAIT        Office         Since           Years        by Trustee    Directorships
=============== ===================== ======= =========== ============== ============ ================== ============ ==============
Robert Hagey    210 Central Ave. SW     54     Trustee     Term Ending      Since       Sioux County          2             None
                Orange City, IA                           2005, up for      1993         Treasurer
                51041                                      reelection
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
Thomas Hanafan  209 Pearl               56    Trustee,     Term Ending      Since      Council Bluffs         2             None
                Street                        Vice Chair      2006          1992            Mayor
                Council Bluffs, IA
                51503
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
Donald Kerker   3205 Cedar              54    Trustee,     Term Ending      Since         Director,           2             None
                                               Chair     2005, up for       1999          Finance &
                                                          reelection                   Administrative
                                                                                          Services,
                Street                                                                 Muscatine Power
                Muscatine, IA  52761                                                      and Water
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
                                                                                       Wapello County
                                                                                          Treasurer
                101 W. Fourth                 Trustee,     Term Ending      Since          College
Dianne Kiefer   Street                  55    Second          2007          2000         Instructor,          2             None
                Ottumwa, IA  52501            Vice Chair                                 Buena Vista
                                                                                         University
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
Floyd           703 Central             78     Trustee     Term Ending      Since      Webster County         2             None
                Avenue                                        2006          2000         Supervisor
Magnusson       Fort Dodge, IA
                50501
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
                                                                                          Manager,
                138 Jackson                                Term Ending      Since         Brooklyn
Craig Hall      Street                  53     Trustee        2007          2004          Municipal           2             None
                Brooklyn, IA 52211                                                        Utilities
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
Leon Rodas      712 North               53     Trustee     Term Ending      Since     General Manager,        2             None
                Grand                                        2006           2003          Spencer
                P.O. Box                                                             Municipal Utility
                222
                Spencer, IA  51301
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
                P.O. Box Administrative                                                  Director of
Jody Smith      65320                   52     Trustee     Term Ending      Since       Services/City         2             None
                West Des Moines,                              2007          1994       Clerk, West Des
                IA  50265                                                                  Moines
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
                50 Second Ave.
                Bridge                                     Term Ending      Since       Cedar Rapids
Susan Vavroch   Cedar Rapids,  IA       46     Trustee    2005, up for      2003       City Treasurer         2             None
                52401                                      reelection
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
Thomas          317 Sixth Avenue,       57    IPAIT                         Since      Iowa League of
Bredeweg         Ste 1400 Des                 Treasurer                     1992         Cities
                 Moines, IA  50309                                                     Executive Director
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
                                                                                         Iowa State
                501 SW Seventh St,            IPAIT                                    Association of
William         Ste Q Des Moines, IA    54    Assistant                     Since         Counties
Peterson          50309                       Secretary                     1979          Executive
                                                                                          Director
--------------- --------------------- ------- ----------- -------------- ------------ ------------------ ------------ --------------
Robert Haug     1735 NE 70th            57    IPAIT                         Since     Iowa Association
                Avenue                        Secretary                     1986         of Municipal
                Ankeny, IA  50021                                                         Utilities
                                                                                          Executive
                                                                                          Director
=============== ===================== ======= =========== ============== ============ ================== ============ ==============

                               SERVICE PROVIDERS


                            Sponsoring Associations

                                      IOWA
                            ASSOCIATION OF MUNICIPAL
                                    UTILITIES

                     Iowa Association of Municipal Utilities
                               1735 NE 70th Avenue
                              Ankeny, IA 50021-9353
                         Robert Haug, Executive Director
                                 bhaug@iamu.org
                                  515-289-1999

                              Iowa League of Cities
                                317 Sixth Avenue
                                    Suite 800
                              Des Moines, IA 50309
                     Thomas G. Bredeweg, Executive Director
                           tombredeweg@iowaleague.org
                                  515-244-7282

                       Iowa State Association of Counties
                           501 SW 7th Street, Suite Q
                              Des Moines, IA 50309
                     William R. Peterson, Executive Director
                           bpeterson@iowacounties.org
                                  515-244-7181



              Investment Adviser - Administrator - Program Support

                           Investors Management Group
                           1415 28th Street, Suite 200
                         West Des Moines, IA 50266-1461
                            Lynn Maaske 515-224-2759
                             lynn.maaske@amcore.com
                           Jeff Lorenzen 515-224-2718
                            jeff.lorenzen@amcore.com
                          Ron Shortenhaus 515-224-2724
                           ron.shortenhaus@amcore.com
                            Anita Tracy 515-224-2725
                             anita.tracy@amcore.com



                                    Custodian


                             Wells Fargo Bank, N.A.
                                  MAC N8200-034
                         666 Walnut Street, P.O. Box 837
                            Des Moines, IA 50304-0837
                              MJ Dolan 515-244-8326
                            m.j.dolan@wellsfargo.com
                            Teresa Smith 515-245-3245
                          teresa.a.smith@wellsfargo.com



                                  Legal Counsel

                              AHLERS & COONEY, P.C.
                              Ahlers & Cooney, P.C.
                           100 Court Avenue, Suite 600
                              Des Moines, IA 50309
                            Edgar Bittle 515-246-0312
                              ebittle@ahlerslaw.com
                           Elizabeth Grob 515-246-0305
                               egrob@ahlerslaw.com



                               Independent Auditor


                                    KPMG LLP
                                2500 Ruan Center
                              Des Moines, IA 50309

                               ORGANIZATION CHART

                   IOWA PUBLIC AGENCY INVESTMENT TRUST (IPAIT)
                              Diversified Fund and
                        Direct Government Obligation Fund

                            Administration Flow Chart


   IPAIT Board of                                      Sponsoring
     Trustees                                         Associations
     --------                                         ------------
Donal Kerker, Chair                              Iowa League of Cities
Tom Hanafan, Vice Chair                              Tom Bredeweg
Dianne Diefer, Second Vice Chair
Rober Hagey, Board Member                   Iowa State Association of Counties
Craig Hall, Board Member                           William Peterson
Floyd Magnusson, Board Member
Loen Rodas, Board Member                Iowa Association of Municipal Untilities
Jody Smith, Board Member                           Robery Haug
Susan Vavrock, Board Member


   IPAIT Custodian                             IPAIT Investment Adviser
   ---------------                             ------------------------
Wells Fargo Bank, N.A.                         Investor Managment Group
  Kristi Boyce                                       Jeff Lorenzen


Legal Counsel       IPAIT Auditor    IPAIT Administration  IPAIT Program Support
-------------       -------------    --------------------  ---------------------
Ahlers &              KPMG LLP       Investors Management  Investors Management
  Cooney, P.C.    Certified Public          Group                 Group
Elizabeth Grob      Accountants        Vera Lichtenberger    Ron Stortenhaus
                                           Anita Tracy

                               KPMG LLP
                               2500 Ruan Center
                               666 Grand Avenue
                               Des Moines, IA 50309


             Report of Independent Registered Public Accounting Firm



The Board of Trustees and Unitholders
Iowa Public Agency Investment Trust:


We have audited the accompanying statement of net assets of the Diversified Portfolio of the Iowa Public Agency Investment Trust (the Portfolio) as of June 30, 2005, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio of the Iowa Public Agency Investment Trust at June 30, 2005, and the results of its operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

The management's discussion and analysis on pages 17 to 18 is not a required part of the basic financial statements but is supplementary information required by accounting principles generally accepted in the United States of America. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the supplementary information. However, we did not audit the information and express no opinion on it.


/s/ KPMG LLP

July 29, 2005

Management's Discussion & Analysis

This section of the IPAIT Diversified Portfolio's annual Financial Statements presents management's discussion and analysis of the financial position and results of operations for the fiscal year ended June 30, 2005 (FY 05). This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Independent Auditor's Report of KPMG LLP, the Financial Statements, and the accompanying notes.


Overview of the Financial Statements

The Management's Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT's Diversified Portfolio. The following components comprise the financial statements: 1) Statement of Net Assets, 2) Statements of Operations and Changes in Net Assets, 3) Financial Highlights, and 4) Notes to Financial Statements.

o The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.
o The Statements of Operations and Changes in Net Assets displays the results of operations (income and expenses) and participant/unitholder activity (distributions, sales, reinvestments, redemptions) of the portfolio for the two most recent fiscal years.
o The Financial Highlights depict per share/per unit information (net investment income, dividends distributed, net asset value, total return, ratios of expenses and net investment income to average net assets) and summary total net assets of the portfolio for the five most recent fiscal years.
o The Notes to Basic Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio.

Condensed Financial Information and Financial Analysis

Year-over-year variances in most financial statement amounts reported in IPAIT's Diversified Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances). Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the last twelve months, the Federal Reserve's Federal Open Market Committee increased the Fed Funds target rate nine times, from 1.00 percent to 3.25 percent. Despite a cumulative increase of 225 basis points in the past year, the Fed Funds rate is still far below nominal GDP growth.

Management's Discussion & Analysis Cont.


Condensed financial information and variance explanations for FY 05 and FY 04 follows.

Diversified Portfolio

Net Assets
                                                                                Percent
                                                June 30, 2005   June 30, 2004   Change
                                                -------------- --------------- --------
Total Investments                                $229,759,603    $254,078,254    -10%
Excess of other liabilities over other assets        $(91,637)       $739,856    -112%
                                                -------------- ---------------
Net assets held in fund for pool participants    $229,667,966    $254,818,110    -10%
                                                ============== ===============

Total investments and net assets decreased 10 percent and 10 percent, respectively, comparing June 30, 2005 and June 30, 2004 amounts. During FY 05, average net assets decreased 12 percent to $218,666,940 from average net assets of $248,770,769 during the fiscal year ended June 30, 2004 (FY 04). The Diversified portfolio experienced a net redemption of asset in FY 05 due to assets being transferred out of the Diversified portfolio to other investment options. During FY 05, bank investment options, specifically certificates of deposit, were exceptionally appealing versus money market funds.

                                                                                                   Percent
Change in Net Asset for the years ended,                          June 30, 2005    June 30, 2004    Change
                                                                  -------------    -------------    ------
Investment income                                                    $4,792,152       $2,680,795     79%
Total expenses                                                      $(1,058,235)     $(1,202,977)    -12%
Dividends to unitholders from net investment income                 $(3,733,917)     $(1,477,818)    153%
Net (decrease) increase in assets derived from unit transactions  $(25,150,144)       $9,793,059    -357%

Net assets at beginning of year                                    $254,818,110     $245,025,051      4%
                                                                 ---------------  ---------------

Net assets at end of year                                          $229,667,966     $254,818,110     -10%
                                                                 ===============  ===============


Investment income and net investment income increased 79 percent and 153 percent, respectively, during FY 05 compared to FY 04 due to the higher interest rate environment. With the increase in Fed Fund rates, money market fund returns have improved during FY 05 and will continue into the next period. Total expenses are derived based on net assets held by the Fund. These expenses decreased 12 percent during FY 05 compared to FY 04 due to lower net assets throughout FY 05. Also, the other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005. During FY 05 compared to FY 04, units sold and redeemed increased 12 percent and 16 percent, respectively.

Contacting the Portfolio's Financial Management

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund's finances and to demonstrate the Fund's accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.


Financial Statements

           Iowa Public Agency Investment Trust - Diversified Portfolio
                     Statement of Net Assets - June 30, 2005
                       (Showing Percentage of Net Assets)

                                                                                   Yield at
       Par                                                                          Time of                   Amortized
      Value                                 Description                            Purchase     Due Date         Cost
      -----                                 -----------                            --------     --------         ----
DISCOUNTED GOVERNMENT SECURITIES -- 17.61%
       $3,000,000  Federal National Mortgage Association, Discount Note              3.02%      07/20/05      $2,995,250
        3,764,000  Federal National Mortgage Association, Discount Note              3.02%      07/22/05       3,757,413
        4,000,000  Federal Home Loan Mortgage Corporation, Discount Note             3.08%      08/16/05       3,984,410
        4,000,000  Federal National Mortgage Association, Discount Note              3.08%      08/17/05       3,984,073
        2,000,000  Federal Home Loan Mortgage Corporation, Discount Note             3.22%      09/13/05       1,986,947
        6,000,000  Federal National Mortgage Association, Discount Note              3.23%      09/16/05       5,959,575
        1,495,000  Federal National Mortgage Association, Discount Note              3.24%      10/05/05       1,482,263
        3,000,000  Federal Home Loan Mortgage Corporation, Discount Note             3.35%      11/08/05       2,964,250
        1,500,000  Federal National Mortgage Association, Discount Note              3.32%      11/10/05       1,482,070
        3,000,000  Federal Home Loan Mortgage Corporation, Discount Note             3.36%      11/15/05       2,962,782
        3,000,000  Federal Home Loan Mortgage Corporation, Discount Note             3.37%      11/15/05       2,962,142
        3,000,000  Federal National Mortgage Association, Discount Note              3.39%      11/16/05       2,961,647
        3,000,000  Federal National Mortgage Association, Discount Note              3.41%      11/23/05       2,959,521
                                                                                                           --------------
                   TOTAL (cost -- $40,442,343)                                                               $40,442,343
                                                                                                           --------------

COUPON SECURITIES -- 11.57%
       $3,000,000  Federal Home Loan Bank, 1.43%                                     2.34%      07/08/05      $2,999,480
        3,000,000  Federal Home Loan Mortgage Corporation, 7.00%                     2.56%      07/15/05       3,005,056
        3,180,000  Federal Home Loan Bank, 1.50%                                     2.59%      08/19/05       3,175,403
          500,000  United States Treasury, 2.00%                                     2.56%      08/31/05         499,542
        1,000,000  Federal Home Loan Bank, 1.70%                                     3.40%      09/09/05         996,776
        1,000,000  Federal National Mortgage Association, 2.32%                      3.44%      09/12/05         997,810
        2,000,000  Federal Home Loan Mortgage Corporation, 2.875%                    2.85%      09/15/05       2,000,070
        3,000,000  Federal National Mortgage Association, 1.875%                     3.25%      09/15/05       2,991,567
          500,000  Private Export Funding, 6.62%                                     3.45%      10/01/05         503,871
        3,880,000  Federal Home Loan Bank, 7.248%                                    2.90%      10/19/05       3,929,862
          500,000  Federal National Mortgage Association, Step Coupon                3.46%      11/18/05         498,877
        3,000,000  Federal Home Loan Bank, 2.80%                                     3.54%      12/16/05       2,989,989
        1,000,000  Federal Home Loan Bank, 2.875%                                    3.51%      12/21/05         997,063
        1,000,000  Federal Home Loan Mortgage Corporation, 2.375%                    3.48%      01/23/06         993,894
                                                                                                           --------------
                   TOTAL (cost -- $26,579,260)                                                               $26,579,260
                                                                                                           --------------



CERTIFICATES OF DEPOSIT -- 7.51%
         $800,000  Exchange Bank, Collins                                            2.98%      07/06/05        $800,000
          250,000  Ft. Madison Bank & Trust, Ft. Madison                             3.00%      07/13/05         250,000
          300,000  Farmers State Bank, Hawarden                                      3.30%      07/25/05         300,000
        1,000,000  Premier Bank, Dubuque                                             3.10%      08/04/05       1,000,000
          250,000  Citizens Bank, Sac City                                           2.55%      08/12/05         250,000
          500,000  Premier Bank, Rock Valley                                         3.30%      08/24/05         500,000
          900,000  First State Bank, Ida Grove                                       2.90%      08/25/05         900,000
          500,000  Premier Bank, Rock Valley                                         3.30%      09/01/05         500,000
        1,000,000  St. Ansgar State Bank, St. Ansgar                                 3.35%      09/06/05       1,000,000
        1,000,000  Great River Bank & Trust, Princeton                               3.50%      09/06/05       1,000,000
        1,500,000  Union State Bank, Winterset                                       2.55%      09/07/05       1,500,000
        1,000,000  West Bank, West Des Moines                                        3.54%      09/20/05       1,000,000
          500,000  American Bank, LeMars                                             3.45%      09/26/05         500,000
          500,000  American Bank, LeMars                                             3.45%      09/26/05         500,000
        1,000,000  American Bank, LeMars                                             2.65%      09/27/05       1,000,000
          400,000  Farmers State Bank, Hawarden                                      3.40%      09/30/05         400,000
          250,000  Citizens Bank, Sac City                                           3.45%      09/30/05         250,000
          500,000  Ft. Madison Bank & Trust, Ft. Madison                             3.45%      10/17/05         500,000
          250,000  Ft. Madison Bank & Trust, Ft. Madison                             3.25%      10/18/05         250,000
          500,000  Ft. Madison Bank & Trust, Ft. Madison                             3.25%      10/24/05         500,000
          300,000  Farmers State Bank, Hawarden                                      3.55%      10/24/05         300,000
          500,000  Ft. Madison Bank & Trust, Ft. Madison                             3.55%      10/26/05         500,000
        1,000,000  Premier Bank, Dubuque                                             3.00%      11/21/05       1,000,000
        1,000,000  Liberty Bank, West Des Moines                                     3.71%      12/05/05       1,000,000
          250,000  Citizens Bank, Sac City                                           3.55%      02/10/06         250,000
          500,000  Union State Bank, Winterset                                       3.80%      02/21/06         500,000
          500,000  First American Bank, Ames                                         3.90%      03/13/06         500,000
          100,000  Maxwell State Bank, Maxwell                                       3.90%      03/22/06         100,000
          200,000  Maxwell State Bank, Maxwell                                       3.80%      04/24/06         200,000
                                                                                                           --------------
                   TOTAL (cost -- $17,250,000)                                                               $17,250,000
                                                                                                           --------------

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 63.35%
      $45,488,000  Bear, Stearns & Company Inc.                                      3.25%      07/01/05     $45,488,000
       50,000,000  Seattle-Northwest Securities Corporation                          3.32%      07/01/05      50,000,000
       50,000,000  UBS Securities LLC                                                3.30%      07/01/05      50,000,000
                                                                                                           --------------
                   TOTAL (cost -- $145,488,000)                                                             $145,488,000
                                                                                                           --------------

TOTAL INVESTMENTS -- 100.04% (cost -- $229,759,603)                                                         $229,759,603

EXCESS             OF OTHER ASSETS OVER TOTAL LIABILITIES -- (.04%) (Includes
                   $59,681 payable to IMG and $470,475
                   dividends payable to unitholders)                                                            ($91,637)
                                                                                                           --------------

NET ASSETS HELD IN FUND FOR POOL PARTICIPANTS -- 100%
                   Applicable to 229,667,966 outstanding units                                              $229,667,966
                                                                                                           ==============

NET ASSET VALUE:                                                                                                   $1.00
                                                                                                           ==============
                   Offering and redemption price per unit ($229,667,966
                   divided by 229,667,966 units outstanding)



Financial Statements

                       Iowa Public Agency Investment Trust
   Statements of Operations and Changes in Net Assets - Diversified Portfolio
                          For the Years Ended June 30,

                                                                  2005                2004
                                                          ------------------    ----------------
INVESTMENT INCOME:
              Interest                                           $4,792,152          $2,680,795
                                                          ------------------    ----------------

EXPENSES:
              Investment advisory, administrative,
                 and program support fees                          $711,837            $824,382
              Custody Fees                                         $105,900            $119,774
              Distribution fees                                    $218,667            $249,452
              Other fees and expenses                               $21,831              $9,369
                                                          ------------------    ----------------

Total Expenses                                                   $1,058,235          $1,202,977
                                                          ------------------    ----------------

NET INVESTMENT INCOME                                            $3,733,917          $1,477,818
                                                          ------------------    ----------------

DIVIDENDS TO UNITHOLDERS FROM:
              Net investment income                             $(3,733,917)        $(1,477,818)
                                                          ------------------    ----------------

FROM UNIT TRANSACTIONS:
              (at constant net asset value of $1 per unit)
              Units sold                                     $1,055,083,090        $941,862,304
              Units issued in reinvestment
                 of dividends from net
                 investment income                               $3,596,059          $1,477,818
              Units redeemed                                $(1,083,829,293)      $(933,547,063)
                                                          ------------------    ----------------
              Net (decrease) increase in net assets
                 derived from unit transactions                $(25,150,144)         $9,793,059

NET ASSETS AT BEGINNING OF YEAR                                $254,818,110        $245,025,051
                                                          ------------------    ----------------

NET ASSETS AT END OF YEAR                                      $229,667,966        $254,818,110
                                                          ==================    ================


Financial Statements

Iowa Public Agency Investment Trust  -  Diversified

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30,                                                  2005       2004       2003      2002         2001
                                                        --------  ----------  --------- ---------   ---------
Net Asset Value, Beginning of Period                     $1.000     $1.000     $1.000     $1.000      $1.000
Net Investment Income                                     0.017      0.006      0.009      0.021       0.053
Dividends Distributed                                    (0.017)    (0.006)    (0.009)    (0.021)     (0.053)
Net Asset Value, End of Period                           $1.000     $1.000     $1.000     $1.000      $1.000



Total Return                                              1.70%     0.60%       0.95%      2.14%       5.34%
Ratio of Expenses to Average Net Assets                   0.48%     0.48%       0.56%      0.56%       0.56%
Ratio of Net Investment Income to Average Net Assets      1.71%     0.59%       0.94%      2.07%       5.34%
Net Assets, End of Period (000 Omitted)                $229,668  $254,818    $245,025   $253,948    $265,091

See accompanying notes to basic financial statements.

Notes to Basic Financial Statements

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of

     October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, and again on May 1, 1993. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Diversified Portfolio. The accompanying financial statements include activities of the Diversified Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and Investors Management Group (IMG) serves as the Investment Adviser, Administrator, and Program Support Provider.

     The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

     In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

     IPAIT is exposed to various risks in connection with operation of the Diversified Portfolio and adheres to policies which mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

     Investments in Securities

     The Diversified Portfolio consists of cash and short-term investments valued at amortized cost, which approximates market value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

     Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on the accrual basis.

     IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to Chapter 12 of the Code of Iowa; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT's custodian takes delivery of the collateral either directly or through an authorized custodian.

     In connection with transactions in repurchase agreements, it is IPAIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2005, the securities purchased under overnight agreements to resell were collateralized by government agency securities with a market value of $148,431,013.

Notes to Basic Financial Statements Cont.

     Certificate of deposit amounts up to $100,000 are insured by the Federal Depository Insurance Company (FDIC). For public funds deposited in Iowa financial institutions in excess of the $100,000 FDIC insurance, the local financial institution must comply with Iowa Code Section 12c.22 to insure appropriate collateralization. Public funds not covered by FDIC or collateralization are covered by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

     Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities are classified as category one. Category one consists of insured or registered securities or securities held by IPAIT or its agent in IPAIT's name and is the most secure investment category description.

     Unit Issues, Redemptions and Distributions

     IPAIT determines the net asset value of the Diversified Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

     Income Taxes

     IPAIT is exempt  from both  state and  federal  income  taxes  pursuant  to
     Section 115 of the Internal Revenue Code.

     Fees and Expenses

     Under separate agreements with IPAIT, IMG and Wells Fargo are paid an annual fee for operating the investment program.

     IMG receives .260 percent of the average daily net asset value up to $150 million, .215 percent from $150 to $250 million, and 0.170 percent exceeding $250 million for investment advisory and administrative fees. In addition, IMG received 0.080 percent of the average daily net asset value for program support fees. For the year ended June 30, 2005 the Diversified Portfolio paid $711,837 to IMG for services provided.

     Wells Fargo receives .050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services. For the year ended June 30, 2005, the Diversified Portfolio paid $105,900 to Wells Fargo for services provided.

     Under a distribution plan the public agency associations collectively receive an annual fee of .100 percent of the daily net asset value of the portfolio. For the year ended June 30, 2005, the Diversified Portfolio paid $129,271 to the Iowa League of Cities, $57,372 to the Iowa State Association of Counties, and $32,024 to the Iowa Association of Municipal Utilities.

     IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005 and reinstated fully to 0.025 percent on July 1, 2005. Other fees and expenses are accrued on the average daily net asset value, and amounted to $21,831 for the year ended June 30, 2005. All fees are computed daily and paid monthly.

(2)  SECURITIES TRANSACTIONS

     Purchases of portfolio securities for the Diversified Portfolio aggregated $35,918,040,369 for the year ended June 30, 2005. Proceeds from maturities of securities for the Diversified Portfolio aggregated $35,941,769,240 for the year ended June 30, 2005.

                               KPMG LLP
                               2500 Ruan Center
                               666 Grand Avenue
                               Des Moines, IA 50309


             Report of Independent Registered Public Accounting Firm



The Board of Trustees and Unitholders
Iowa Public Agency Investment Trust:


We have audited the accompanying statement of net assets of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust (the Portfolio) as of June 30, 2005, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust at June 30, 2005, and the results of its operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

The management's discussion and analysis on pages 26 to 27 is not a required part of the basic financial statements but is supplementary information required by accounting principles generally accepted in the United States of America. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the supplementary information. However, we did not audit the information and express no opinion on it.

/s/ KPMG LLP

July 29, 2005

Management's Discussion & Analysis

This section of the IPAIT DGO Portfolio's annual Financial Statements presents management's discussion and analysis of the financial position and results of operations for the fiscal year ended June 30, 2005 (FY05). This information is being presented to provide additional information regarding the activities of the IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Independent Auditor's Report of KPMG LLP, the Financial Statements, and the accompanying notes.


Overview of the Financial Statements

The Management's Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT's DGO Portfolio. The following components comprise the financial statements: 1) Statement of Net Assets, 2) Statements of Operations and Changes in Net Assets, 3) Financial Highlights, and 4) Notes to Financial Statements.

     o The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.
     o The Statements of Operations and Changes in Net Assets displays the results of operations (income and expenses) and participant/unitholder activity (distributions, sales, reinvestments, redemptions) of the portfolio for the two most recent fiscal years.
     o The Financial Highlights depict per share/per unit information (net investment income, dividends distributed, net
     o asset value, total return, ratios of expenses and net investment income to average net assets) and summary totalnet assets of the portfolio for the five most recent fiscal years.
     o The Notes to Basic Financial Statements describe significant accounting policies and disclose summary security
     o    transaction amounts of the portfolio.


Condensed Financial Information and Financial Analysis

Year-over-year variances in most financial statement amounts reported in IPAIT's DGO Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances). Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the last twelve months, the Federal Reserve's Federal Open Market Committee increased the Fed Funds target rate nine times, from 1.00 percent to 3.25 percent. Despite a cumulative increase of 225 basis points in the past year, the Fed Funds rate is still far below nominal GDP growth.

Management's Discussion & Analysis Cont.

Condensed financial information and variance explanations for FY 05 and FY 04 follows.

Direct Government Obligation Portfolio

Net Assets
                                                                                      Percent
                                                  June 30, 2005    June 30, 2004       Change
                                                  -------------    -------------       ------
Total investments                                   $14,805,041      $37,465,472        -61%
Excess of other liabilities over other assets           $(9,358)         $66,776       -114%
                                                 ---------------   --------------
Net assets held in fund for pool participants       $14,795,683      $37,532,248        -61%
                                                 ===============   ==============

Total investments and net assets declined 61 percent and 61 percent, respectively, comparing June 30, 2005 and June 30, 2004 amounts. During FY 05, average net assets decreased 50 percent to $25,125,734 from average net assets of $50,490,269 during the fiscal year ended June 30, 2004 (FY 04) for the DGO portfolio. The DGO portfolio experienced a net redemption of assets in FY 05 due to a combination of the transfer of assets to the Diversified portfolio and transfer of assets to other investment options. During FY 05, bank investment options, specifically certificates of deposit, were exceptionally appealing versus money market funds.


                                                                                                   Percent
Change in Net Asset for the years ended,                           June 30, 2005   June 30, 2004    Change
                                                                   -------------   -------------    ------
Investment income                                                       $475,110        $520,560      -9%
Total expenses                                                          $125,123        $255,306     -51%
Dividends to unitholders from net investment income                    $(349,987)      $(265,254)     32%
Net (decrease) increase in assets derived from unit transacations   $(22,736,565)   $(14,758,993)    -54%

Net assets at beginning of year                                      $37,532,248     $52,291,241     -28%
                                                                   --------------  --------------

Net assets at end of year                                            $14,795,683     $37,532,248     -61%
                                                                   ==============  ==============


Investment income decreased 9 percent during FY 05 compared to FY 04. Although the interest rate environment was higher in FY 05 than FY 04, the reduction in net assets of the DGO portfolio caused a decrease in investment income. Net investment income increased 32 percent during FY 05 compared to FY 04 due to the higher interest rate environment. With the increase in Fed Fund rates, money market fund returns have improved during FY 05 and will continue into the next period. Total expenses are derived based on net assets held by the Fund. These expenses decreased 51 percent during FY 05 compared to FY 04 due to lower net assets. Also, the other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.02 percent January 1, 2005 through June 30, 2005. Both units sold and units redeemed decreased 30 percent and 2 percent.

Contacting the Portfolio's Financial Management

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund's finances and to demonstrate the Fund's accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

Financial Statements

  Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio
                     Statement of Net Assets - June 30, 2005
                       (Showing Percentage of Net Assets)
                           For the Years Ended June 30
                                                                              Yield at
      Par                                                                      Time of                  Amortized
     Value                                      Description                   Purchase     Due Date        Cost
     -----                                      -----------                   --------     --------        ----
DISCOUNTED GOVERNMENT SECURITIES -- 52.05%
     $5,000,000  United States Treasury Bill                                    2.80%      07/07/05     $4,997,700
        500,000  United States Treasury Bill                                    2.91%      08/11/05        498,383
        225,000  United States Treasury Bill                                    3.03%      09/08/05        223,726
        500,000  United States Treasury Bill                                    3.08%      09/15/05        496,833
        500,000  United States Treasury Bill                                    3.10%      10/06/05        495,933
        500,000  United States Treasury Bill                                    3.15%      11/03/05        494,687
        250,000  United States Treasury Bill                                    3.11%      11/03/05        247,377
        250,000  United States Treasury Bill                                    3.15%      11/17/05        247,046
                                                                                                      -------------
                 TOTAL (cost -- $7,701,685)                                                             $7,701,685
                                                                                                      -------------

COUPON SECURITIES -- 18.65%
       $500,000  United States Treasury, 1.50%                                  2.38%      07/31/05       $499,640
        500,000  United States Treasury, 2.00%                                  3.00%      08/31/05        499,159
        500,000  United States Treasury, 1.625%                                 2.58%      09/30/05        498,832
        500,000  Private Export Funding, 6.62%                                  2.28%      10/01/05        505,368
        500,000  Private Export Funding, 6.62%                                  3.45%      10/01/05        503,871
        250,000  United States Treasury, 5.875%                                 3.16%      11/15/05        252,486
                                                                                                      -------------
                 TOTAL (cost -- $2,759,356)                                                             $2,759,356
                                                                                                      -------------

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 29.36%
     $4,344,000  UBS Securities LLC                                             2.90%      07/01/05     $4,344,000
                                                                                                      -------------
                 TOTAL (cost -- $4,344,000)                                                             $4,344,000
                                                                                                      -------------

TOTAL INVESTMENTS -- 100.06% (cost -- $14,805,041)                                                     $14,805,041

EXCESS OF OTHER LIABILITIES OVER OTHER ASSETS -- (.06%) (Includes
                 $4,416 payable to IMG and $31,112
                 dividends payable to unitholders)                                                        ($9,358)
                                                                                                      -------------

NET ASSETS HELD IN FUND FOR POOL PARTICIPANTS -- 100%
                 Applicable to 14,795,683 outstanding units                                            $14,795,683
                                                                                                      =============
NET ASSET VALUE:                                                                                             $1.00
                                                                                                      =============
                 Offering and redemption price per unit ($14,795,683
                 divided by 14,795,683 units outstanding)

Financial Statements

                       Iowa Public Agency Investment Trust
               Statements of Operations and Changes in Net Assets
                     Direct Government Obligation Portfolio
                          For the Years Ended June 30,

                                                      2005             2004
                                                 --------------   --------------
INVESTMENT INCOME:
          Interest                                    $475,110         $520,560
                                                 --------------   --------------

EXPENSES:
          Investment advisory, administrative,
             and program support fees                  $85,519         $177,379
          Custody fees                                 $12,576          $25,314
          Distribution fees                            $25,153          $50,629
          Other fees and expenses                       $1,875           $1,984
                                                 --------------   --------------

Total Expenses                                        $125,123         $255,306
                                                 --------------   --------------

NET INVESTMENT INCOME                                 $349,987         $265,254
                                                 --------------   --------------

DIVIDENDS TO UNITHOLDERS FROM:
          Net investment income                      $(349,987)       $(265,254)
                                                 --------------   --------------

FROM UNIT TRANSACTIONS:
          (at constant net asset value of $1
          per unit)
          Units sold                               $20,937,983      $30,120,495
          Units issued in reinvestment
             of dividends from net
             investment income                        $349,987         $265,254
          Units redeemed                          $(44,024,535)    $(45,144,742)
                                                 --------------   --------------
          Net (decrease) increase in net assets
             derived from unit transactions       $(22,736,565)    $(14,758,993)

NET ASSETS AT BEGINNING OF YEAR                    $37,532,248      $52,291,241
                                                 --------------   --------------

NET ASSETS AT END OF YEAR                          $14,795,683      $37,532,248
                                                 ==============   ==============

Financial Highlights


Iowa Public Agency Investment Trust  -  Direct Government Obligation Portfolio
Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30,                                            2005        2004       2003        2002        2001
                                                 ---------   ---------   ---------  ----------  ----------

Net Asset Value, Beginning of Period               $1.000      $1.000     $1.000      $1.000      $1.000
Net Investment Income                               0.015       0.005      0.009       0.018       0.052
Dividends Distributed                              (0.015)     (0.005)    (0.009)     (0.018)     (0.052)
                                                 ---------   ---------   ---------  ----------  ----------
Net Asset Value, End of Period                     $1.000      $1.000     $1.000      $1.000      $1.000




Total Return                                       1.54%       0.53%       0.91%      1.85%       5.16%
Ratio of Expenses to Average Net Assets            0.50%       0.51%       0.58%      0.58%       0.58%
Ratio of Net Income to Average Net Assets          1.39%       0.53%       0.92%      1.79%       5.16%
Net Assets, End of Period (000 Omitted)          $14,796     $37,532     $52,291    $66,461     $59,976

See  accompanying notes to basic financial statements.

Notes to Basic Financial Statements

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, and again on May 1, 1993. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Direct Government Obligation Portfolio. The accompanying financial statements include activities of the Direct Government Obligation Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and Investors Management Group (IMG) serves as the Investment Adviser, Administrator, and Program Support Provider.

     The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

     In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

     IPAIT is exposed to various risks in connection with operation of the Direct Government Obligation Portfolio and adheres to policies which mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

     Investments in Securities

     The Direct Government Obligation Portfolio consists of cash and short-term investments valued at amortized cost, which approximates market value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

     Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on the accrual basis.

     IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT's custodian takes delivery of the collateral either directly or through an authorized custodian.

     Investments in Securities Continued

     In connection with transactions in repurchase agreements, it is IPAIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2005, the security purchased under an overnight agreement to resell was collateralized by government securities with a market value of $4,431,730.

Notes to Basic Financial Statements Cont.

     Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities are classified as category one. Category one consists of insured or registered securities or securities held by IPAIT or its agent in IPAIT's name and is the most secure investment category description.

     Unit Issues, Redemptions and Distributions

     IPAIT determines the net asset value of the DGO Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

     Income Taxes

     IPAIT is exempt  from both  state and  federal  income  taxes  pursuant  to
     Section 115 of the Internal Revenue Code.

     Fees and Expenses

     Under separate agreements with IPAIT, IMG and Wells Fargo are paid an annual fee for operating the investment programs.

     IMG receives 0.260 percent of the average daily net asset value up to $150 million, 0.215 percent from $150 to $250 million, and 0.170 percent exceeding $250 million for investment advisory and administrative fees . In addition, IMG received 0.080 percent of the average daily net asset value for program support fees. For the year ended June 30, 2005 the DGO Portfolio paid $85,519 to IMG for services provided.

     Wells Fargo receives 0.050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services. For the year ended June 30, 2005, the DGO Portfolio paid $12,576 to Wells Fargo for services provided.

     Under a distribution plan the public agency associations collectively receive an annual fee of .100 percent of the daily net asset value of the portfolio. For the year ended June 30, 2005, the DGO Portfolio paid $23,258 to the Iowa League of Cities and $1,895 to the Iowa Association of Municipal Utilities.

     IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual of 0.025 percent had been temporarily suspended for the 16 month period ended December 31, 2004 and reinstated at 0.020 percent January 1, 2005 through June 30, 2005 and reinstated fully to 0.025 percent on July 1, 2005. Other fees and expenses are accrued on the average daily net asset value, and amounted to $1,875 for the year ended June 30, 2005. All fees are computed daily and paid monthly.

(2)  SECURITIES TRANSACTIONS

     Purchases of portfolio securities for the DGO Portfolio aggregated $3,733,248,538 for the year ended June 30, 2005. Proceeds from maturities of securities for the DGO Portfolio aggregated $3,755,763,650 for the year ended June 30, 2005.

Fund Facts Summary

                             Diversified Fund Facts
                               as of June 30, 2005

Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the operating and reserve funds for Iowa's municipalities, counties, municipal utilities and other eligible public agencies by jointly investing participant funds in a professionally managed portfolio of short-term, high-quality, legally authorized marketable securities.

Date of Inception:  November 13, 1987

Total Net Assets:  $230 million

Benchmarks:  iMoneyNet U.S. Government & Agencies Money Fund
ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code Chapter 74A 90-179 day Public Fund Rates.

Performance Objective: To provide the highest level of current income from investment in a portfolio of U.S. government and agency securities, certificates of deposit in Iowa financial institutions, and other authorized securities collateralized by U.S. government and agency securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser:
Investors Management Group

Management Fees:
Sliding scale from twelve basis
points (0.12%) to seven basis points (0.07%)

Total Expense Ratio:
Sliding scale from forty-one and
one-half basis points (0.415%) to fifty-one and one-half basis points (0.515%)



                                 DGO Fund Facts
                               as of June 30, 2005

Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the bond proceeds, operating and reserve funds for Iowa's municipalities, counties, municipal utilities and other eligible public agencies that are limited to investments in only direct obligations of the U.S. government by jointly investing participant funds into a professionally managed portfolio of short-term, eligible marketable securities.


Date of Inception:  September 1, 1988


Total Net Assets:  $15 million


Benchmarks: iMoneyNet U.S. Treasury & Repo Money Fund ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code Chapter 74A 90-179 day Public Fund Rates.


Performance Objective: To provide the highest level of income from investment in a portfolio of U.S. government securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.


Investment Adviser:  Investors Management Group


Management Fees: Sliding Scale from twelve basis points (0.12%) to seven basis points (0.07%)

Total Expense Ratio: Sliding scale from forty-one and one-half basis points (0.415%) to fifty-one and one-half basis points (0.515%)

Diversified Fund and Direct Government Obligation Fund

Introduction

The Diversified Fund and the DGO Fund are each short-term investment pools of high-quality money market instruments. Each pool has been registered since May of 1993 with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. Each is operated in accordance with 17 C.F.R. Section 270.2a-7 (Rule 2a-7). Each pool complied voluntarily with all Rule 2a-7 money market fund operating guidelines from inception.

The Diversified Fund is made up of a professionally managed portfolio of U.S. government and federal agency securities, certificates of deposit issued by Iowa financial institutions, and perfected repurchase agreements, the latter collateralized by U.S. government and federal agency securities. The Diversified Fund is typically used for the investment of all public funds subject to the Iowa public funds statutory provisions invested by a participant unless other participant-specific investment restrictions exist.

Ownership Analysis as of June 30, 2005
IPAIT Diversified Fund and DGO Fund

[GRAPHIC OMITTED]
Countries      Other 28E Entities      Municipal Utilities    Municipalities
---------      ----------------      -------------------    --------------
$50,654,829       $9,856688             $29,232,811           154,719,321
     20.72%           4.03%                  11.96%                63.29%


The DGO Fund is identical in every respect to the Diversified Fund except that it is invested exclusively in direct U.S. government obligations and repurchase agreements collateralized by direct U.S. government obligations. The DGO Fund is typically used to invest those public funds of a participant that are subject to more stringent investment restrictions than those provided by Iowa public fund statutes, for example bond proceeds whose investment alternatives may be limited to the types of securities found in the DGO Fund.

The investment objective of both the Diversified Fund and the DGO Fund is to provide as high a level of current income as is consistent with preservation of invested principal and provision of adequate liquidity to meet participants' daily cash flow needs. As a general policy, all purchased securities will be held until they mature. However, in an effort to increase yields, IPAIT may sell securities and realize capital gains when there are perceived disparities between maturities for various categories of authorized investments. Summaries of all security trades for each Fund are provided quarterly to the IPAIT Board of Trustees for review.

Historical Portfolio Cash Flow
(expressed in millions)

IPAIT Diversified Fund
[GRAPHIC OMITTED]


IPAIT DGO Fund
[GRAPHIC OMITTED]

Both portfolios have been managed by IMG, IPAIT's Des Moines, Iowa-based investment adviser, since inception. Aggregate cash flows for each Fund are monitored daily and compared to respective Fund cash flow patterns of previous periods. Fund cash flow patterns throughout the fiscal period, as compared to previous years, have traditionally been repetitive. Eighteen years of operating history create a very helpful tool to gauge necessary pool liquidity needs.

The Diversified Fund actively monitors rates offered by Iowa financial institutions for public fund certificates of deposit. Institutions experiencing strong loan demand typically offer rates that are at or above those available for marketable securities, presenting a helpful portfolio investment alternative.

To assure adequate liquidity for anticipated and unanticipated participant withdrawals, IPAIT continually monitors the weighted average maturity (WAM) of both the Diversified Fund and the DGO Fund. Each Fund's WAM is similarly compared to the iMoneyNet Money Fund Report TM average for registered money market funds. Presented below is the WAM for each Fund as compared to the iMoneyNet Money Fund Report TM average for all similar registered money market funds for the fiscal period.

Weighted Average Maturity (WAM) Comparison
July 2004  -  July 2005

IPAIT Diversified Fund vs. iMoneyNet Money Fund
Report TM - US Government & Agency
[GRAPHIC OMITTED]

IPAIT DGO. Fund vs. iMoneyNet Money Fund Report TM - US Treasury & Repo [GRAPHIC OMITTED]

Each Fund accrues interest income daily and pays accrued income monthly to participant accounts. Interest is paid on the first business day of the month following accrual. Daily income amounts and investment returns are calculated by the amortized cost method. Under this method, a security is initially valued at cost on the date of purchase and, thereafter, any premium or discount is amortized on a straight-line basis to maturity.

The IPAIT Adviser values each Fund's portfolio weekly at current market value, based upon actual market quotations. Each Fund's current market valuation is compared to that Fund's current amortized cost basis. In accordance with the established operating parameters of Rule 2a-7 and IPAIT's internal controls and procedures, any deviation in net asset value based upon available market quotations from each Fund's $1.00 amortized cost per unit is carefully monitored. Deviations may never exceed 0.5 percent. Illustrated below are the amortized cost versus market value per unit comparisons for the past three fiscal years for each Fund.

Amortized Cost vs. Market Value Per Share
July 1, 2002  -  June 30, 2005

IPAIT Diversified Fund
[GRAPHIC OMITTED]


IPAIT DGO Fund
[GRAPHIC OMITTED]

The Diversified Fund's investment performance is regularly compared to three established benchmarks, the iMoneyNet Money Fund ReportTM average rate for all registered Rule 2a-7 money market funds investing in U.S. government and federal agency securities, the Iowa Code Chapter 74A rate for 32-89 and 90-179 day certificates of deposit issued by Iowa financial institutions for public funds in the state.

The DGO Fund is similarly compared to the iMoneyNet Money Fund ReportTM average rate for all Rule 2a-7 money market funds that invest in only direct obligations of the U.S. government as well as the Iowa Code Chapter 74A rates for 32-89 and 90-179 day certificates of deposit.

The Iowa Code Chapter 74A rates are distributed monthly by the state Treasurer's office for various investment periods and are intended to be the minimum rates at which Iowa financial institutions can accept public funds for timed deposits. While a public body must commit funds for minimum periods of time to access Chapter 74A rates, IPAIT's Diversified Fund and the DGO Fund may offer rates at or above the Chapter 74A benchmarks with complete daily liquidity.

IPAIT Diversified Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day) & iMoneyNet Money Fund Report TM US Government & Agency Fund July 2004 - June 2005 [GRAPHIC OMITTED]

IPAIT DGO Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day) & iMoneyNet Money Fund Report TM US Treasury & Repo Fund July 2004 - June 2005
[GRAPHIC OMITTED]

Risk Profile

Both the Diversified Fund and the DGO Fund are low in risk profile. Both Funds limit portfolio investments to:

No single portfolio investment may exceed the 397 days to maturity as outlined in Rule 2a-7.

The weighted average maturity of the portfolio may never exceed 90 days. In addition to the above investment maturity restrictions common to both Funds, the Diversified Fund limits itself to U.S. government and federal agency securities, perfected repurchase agreements collateralized by U.S. government and federal agency securities, and Iowa financial institution certificates of deposit. The DGO Fund further limits itself to only direct obligations of the U.S. government and perfected repurchase agreements collateralized by direct obligations of the U.S. government. This combination of those average maturities and extremely high-quality credit instruments provides eligible Iowa public fund investors with a safe, effective investment alternative.

Maturity Analysis as of June 30, 2005

IPAIT Diversified Fund and DGO Fund

[GRAPHIC OMITTED]

                  Diversified                DGO
                  -----------                ---
0-30 days           69.46%                  66.47%
31-90 days          16.05%                  14.97%
91-180 days         13.38%                  18.55%
180+ days            1.11%                      0%


As noted previously, both the Diversified Fund and the DGO Fund carefully limit themselves to high credit-quality securities. In addition, IPAIT monitors a broad array of economic indicators as well as activities of the Federal Reserve Board to be able to position each Fund's WAM to take advantage of projected interest rate environments.

Distribution by Security Type as of June 30, 2005
IPAIT Diversified Fund
[GRAPHIC OMITTED]
                    Certificate's of     Federal Agency       Federal Agency
Collateralized           Deposit        Coupon Securities   Discount Securities
--------------      ------------------  -----------------   -------------------
   62%                    8%                 12%                   18%




IPAIT DGO Fund
[GRAPHIC OMITTED]

Federal Agency                US Treasury              US Treasury
Discount Securities       Collateralized Repo      Coupon Securities
-------------------      --------------------     -------------------
        52%                       29%                     19%

It is important to note that portfolio liquidity needs for IPAIT must control evaluation of alternative portfolio management opportunities at all times. For example, if historical cash flow analysis indicates that participants will need to withdraw funds, material extension of either Fund's portfolio is not a viable alternative.

Participation membership by affiliation concentration for both the Diversified and DGO Portfolios are illustrated in the following graph.

Participant Membership
IPAIT Diversified Fund and DGO Fund

[GRAPHIC OMITTED]
Countries           Other            Municipal Utilities    Municipalities
---------      ----------------      -------------------    --------------
    82               51                    92                    185

Performance Summary

For the one-year period ended June 30, 2005 the Diversified Fund and DGO Fund reported a ratio of net investment income to average net assets of 1.71 percent and 1.39 percent respectively, net of all operating expenses. These figures exceeded the iMoneyNet Money Fund ReportTM averages for each Fund, which returned 1.41 percent and 1.35 percent respectively for the fiscal period.

Although both the Diversified Fund and the DGO Fund are liquidity pools, their performance over time has consistently exceeded the iMoneyNet Money Fund ReportTM as illustrated below.

Annual Total Returns

IPAIT Diversified Fund vs. iMoneyNet Fund Report TM
US Government & Agency
Annual Total Returns

IPAIT DGO Fund vs. iMoneyNet Fund ReportTM
US Treasury & Repo

[GRAPHIC OMITTED]
 Total Returns

    Year      Diversified Fund  iMoneyNet      DGO Fund        iMoneyNet
    ----      ----------------  ---------      --------        ---------

     88            6.90%         6.64%
     89            8.09%         7.82%         8.32%            7.76%
     90            7.73%         7.47%         7.77%            7.45%
     91            6.68%         6.40%         6.64%            6.38%
     92            4.67%         4.51%         4.06%            3.91%
     93            2.98%         2.83%         2.76%            2.68%
     94            2.88%         2.74%         2.77%            2.70%
     95            4.86%         4.72%         4.82%            4.65%
     96            5.11%         4.88%         5.03%            4.89%
     97            4.92%         4.72%         4.84%            4.68%
     98            5.10%         4.90%         4.98%            4.85%
     99            4.61%         4.47%         4.43%            4.35%
     00            5.13%         4.94%         4.98%            4.78%
     01            5.33%         5.26%         5.15%            5.06%
     02            2.11%         1.87%         1.83%            1.76%
     03            0.95%         0.80%         0.90%            0.74%
     04            0.59%         0.37%         0.52%            0.31%
     05            1.69%         1.41%         1.48%            1.35%

Also illustrated below are the historical returns for both the Diversified Fund and the DGO Fund for the most recent one, three, and five year periods.


Annualized Total Returns

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report TM
US Government & Agency
[GRAPHIC OMITTED]

IPAIT DGO Fund vs. iMoneyNet Money Fund Report TM
US Treasury & Repo
[GRAPHIC OMITTED]

Fund Expenses

It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund's investment income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005. The table illustrates your fund's costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

2. Based on hypothetical 5 percent return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5 percent before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5 percent return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a "sales load" or transaction fee. The calculations assume no shares were not bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund Information Statement.

                                           Beginning        Ending       Expenses Paid    Annualized
                                         Account Value  Account Value    During Period*    Expense
Example                                    1/1/2005       6/30/2005    1/1/05 to 6*30/05    Ratio*
-------                                    --------       ---------    -----------------    ------
Based on Acutal Fund Return
   IPAIT Diversified Fund                  $1,000.00      $1,017.01          $2.41          0.48%
   IPAIT DGO Fund                          $1,000.00      $1,015.38          $2.51          0.50%
Based on Hypothetical 5 Percent Return
   IPAIT Diversified Fund                  $1,000.00      $1,022.54          $2.42          0.48%
   IPAIT DGO Fund                          $1,000.00      $1,022.44          $2.52          0.50%

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Diversified Fund and Direct Government Obligation Fund (Cont.) IPAIT Diversified Fund/IPAIT DGO Fund - Fees and Expenses All fees are calculated by basis points per net assets.

====================== ======================== ================================
Entity                 Fee Type                               Fee
---------------------- ------------------------ --------------------------------
IMG                    Adviser                  0.12% up to $150MM;
                                                0.095% on $150 - $250MM;
                                                0.07% on assets exceeding $250MM
---------------------- ------------------------ --------------------------------
IMG                    Administrator            0.14% up to $150MM;
                                                0.12% on $150 - $250MM;
                                                0.10% on assets exceeding $250MM
---------------------- ------------------------ --------------------------------
IMG                    Program Support          0.08%
---------------------- ------------------------ --------------------------------
Sponsoring             Sponsoring Associations  0.10%
Associations*
---------------------- ------------------------ --------------------------------
Wells Fargo            Custody                  0.05% up to $150MM;
                                                0.045% on $150 - $300MM;
                                                0.04% on assets exceeding $300MM
---------------------- ------------------------ --------------------------------
Administration Fund**  Other fees & expenses    0.025%
====================== ======================== ================================

* Includes Iowa League of Cities, Iowa State Association of Counties, Iowa Association of Utilities

** The Administration Fund accrual of 0.025 percent was suspended on August 28,
   2003. On January 1, 2005, 0.02 percent was reinstated, and on July 1, 2005, the full 0.025 percent was reinstated.

This fiscal year's actual expense for the IPAIT Diversified Fund and DGO Fund was 0.48 percent and 0.50 percent, respectively based on a sliding fee scale;


Actual:
For the fiscal year ended June 30, 2005, the following actual expenses were incurred by the Funds:

Fee Type                                   Diversified               DGO Fund
Adviser                                      $244,828                 $30,183
Administrator                                $292,076                 $35,214
Program Support                              $174,933                 $20,122
Distribution                                 $218,667                 $25,153
Custody                                      $105,900                 $12,576
Other fees and expenses                       $21,831                  $1,875
                                          ------------             -----------
Total                                      $1,058,235                $125,123

Diversified Fund and Direct Government Obligation Fund Cont.

Statement of Additional Information (SAI)

The SAI has additional information about the Funds and is available without charge, upon request, by calling 800-872-4024.

Schedule of Portfolio Holdings

A complete schedule of portfolio holdings is filed with the SEC for the first and third quarters on Form N-Q. The portfolio holding for the second and fourth quarter are available in the semi-annual and annual reports. It is available at www.sec.gov, or by phone at 1/800-SEC-0330, or by mail at Public Reference Section/SEC/Washington/DC/20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024 or at IPAIT.org.

Proxy Voting

The SEC requires an annual report of the proxy voting record of the Trust. Because the investments allowable under Iowa law restrict the investment for IPAIT to securities to which proxy voting does not apply, IPAIT does not have a proxy voting policy and will report no proxy votes on the Form N-PX. The law requires the filing of the Form N-PX, and this disclosure, even though the Form N-PX will contain no votes. Form N-PX is available to www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section/SEC/Washington/DC/20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024.

Investment Commentary

As expected, the Federal Reserve's Federal Open Market Committee raised rates at the June meeting and gave no indication of an end to the strategy of moving slowly but steadily back to neutral. Over the last twelve months, we have seen the Fed increase the Fed Funds target rate nine times, from 1 percent to 3.25 percent. Despite a cumulative increase of 225 basis points in the past year, the Fed Funds rate is still far below nominal GDP growth. Meanwhile, bank lending continues to grow at a strong rate and the housing market continues to appreciate. There is no evidence that liquidity conditions have tightened meaningfully. With this in mind, we see the Fed targeting 3.75 percent to 4 percent on the Fed Funds target rate by year-end.

Despite the Fed's initiative, the economy continues to navigate through powerful crosscurrents. Economic data continues to teeter from positive to negative and back. While most data is susceptible to variations on a monthly basis, we remain focused on data trends rather data points. While recent data points have softened, we remain optimistic in the trends that continue to point toward moderate growth.

Economic growth remains strong even on the heels of higher short-term rates and rising oil prices. Consumer confidence is near a four year high consistent with recent strong retail sales data. Higher oil prices have yet to scare the consumer, however they have frightened investors. Wages continue to outpace inflation providing for positive real income growth. While financial assets have lingered, real estate prices have provided the consumer with improvement to net worth. We are confident the consumer will remain strong for the foreseeable future providing the foundation for further economic growth.

During the last quarter the manufacturing sector has shown signs of weakening. Most manufacturing surveys have drifted lower, but remain positive. The manufacturing sector saw such a strong recovery in 2003 and 2004 that some tapering should be expected. Manufacturers are still suffering from increasing trade deficits as domestic demand is being exported. If the trade deficit sees any signs of improvement, manufacturers will be pressed to meet domestic demands. Human resources are already scarce and plant capacity is tight. Manufacturers are currently operating at 80 percent of capacity accompanied by a 5 percent unemployment rate. This scenario could quickly lead to higher inflation.

Thus far inflation has remained in check. While inflation has risen during the last year, it remains manageable near 3 percent. Commodity prices have rolled over as the manufacturing sector shows signs of weakness and general inflation measures have topped. Inflation has currently waned but we remain cautious considering the economy is approaching full capacity, the dollar has weakened year-over-year, and the employment picture remains attractive. All of these can quickly alter the pace of inflationary pressure.

Overall we still believe the economy can continue to grow at a moderate pace even with higher short-term rates. The consumer shows little sign of slowing, even with oil at $60/barrel. The strength in employment continues to support our notion that the consumer will remain active. As long as jobs remain plentiful and wage growth is outpacing inflation, the consumer should be strong. The weakness in the manufacturing sector is likely just a temporary soft patch. We expect manufacturers to remain in an expansion phase but yet at a slower pace.

In the meantime concerns of a housing bubble, ballooning deficits, high oil prices, and political instability are driving long-term rates lower and restraining stock market growth. Today the markets are betting inflation remains low and the economy slows. A stagnant stock market and 4 percent ten-year yields imply investors believe the economic recovery is over. We disagree. We think we are positioned for a stronger stock market and higher long-term yields. Investors have become overly pessimistic regarding economic growth. Real ten-year yields are historically low relative to inflation and in no other Fed cycle have long-term rates declined when the Fed is raising short-term rates. We continue to look for long rates to rise and mid to high single digit returns in stocks for the remainder of the year. We also look for short-term rates to continue to rise through the rest of 2005.


Jeffrey D. Lorenzen, CFA
Investors Management Group

IPAIT Investment Policy

SECTION 1 - SCOPE OF INVESTMENT POLICY

The Investment Policy of the Iowa Public Agency Investment Trust (IPAIT) shall apply to all funds invested on behalf of participants accounted for in the IPAIT financial statements. Each investment made pursuant to this Investment Policy must be authorized by applicable law and this written Investment Policy.

This Investment Policy is intended to comply with Iowa Code chapters 28E, 12B, 12C and sections 331.555 and 384.21.

Upon passage and upon future amendment, if any, copies of this Investment Policy shall be delivered to all of the following:

         1. The IPAIT Board of Trustees.

         2. All IPAIT depository institutions or fiduciaries.

         3. The auditor engaged to audit any fund of IPAIT.


SECTION 2 - FUNDAMENTAL INVESTMENT RESTRICTIONS

A. Unless otherwise specified below, none of the portfolios will:

         1. Invest more than 5% of the value of their total assets in the securities of any one federally insured Iowa depository institution (other than securities of the U.S. government or its agencies or instrumentalities).

         2. Invest 25% or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry, including financial institutions. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

         3. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

         4.    Mortgage, pledge or hypothecate their assets.

         5.    Make short sales of securities or maintain a short position.

         6.    Purchase any securities on margin.

         7.    Write, purchase or sell puts, calls or combinations thereof.

         8.    Purchase or sell real estate or real estate mortgage loans.

         9. Invest in restricted securities or invest more than 10% of the Portfolio's net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation.

         10.   Underwrite the securities of other issuers.

         11. Invest in any securities in contravention of the provisions of Rule 2a-7 of the Investment Company Act of 1940 as it presently exists or as it may hereafter be amended.

IPAIT Investment Policy

B. Prohibited Investments

Assets of IPAIT shall not be invested in the following:

          1.   Reverse repurchase agreements.

          2.   Futures and options contracts.

          3. Any security with a remaining maturity exceeding 397 days as provided in Rule 2a-7.

C. Prohibited Investment Practices

The following investment practices are prohibited:

          1. Trading of securities for speculation or the realization of short-term trading gains.

          2. Investing pursuant to a contract providing for the compensation of an agent or fiduciary based upon the performance of the invested assets.

          3. If a fiduciary or other third party with custody of public investment transaction records of IPAIT fails to produce requested records when requested by IPAIT or its agents within a reasonable time, IPAIT shall make no new investment with or through the fiduciary or third party and shall not renew maturity investments with or through the fiduciary or third party.

D. Management Policies and Procedures

Following are the fundamental management policies and procedures for IPAIT. All investments shall be maintained in separate IPAIT custodial accounts, segregated by Portfolio on behalf of IPAIT Participants.

          1. Each purchase of sale of a security must be handled on a delivery versus payment (DVP) basis. Funds for the purchase of an investment shall not be released to the seller until the security is delivered to the IPAIT Custodian. Conversely, a sold security shall not be released to the buyer until funds for the purchase price of the security have been received by the IPAIT Custodian.

          2. "Free delivery" transactions are prohibited. The Custodian shall never release assets from the IPAIT custodial accounts until the funds for the investment are delivered.

          3. Any material deviation (greater than .5%) from the amortized cost of investments shall be promptly reported by the Adviser to the Board of Trustees. If such deviation exceeds .5%, the Adviser will consider what action, if any, should be initiated to reasonable eliminate or reduce material dilution or other unfair results to Participants. Such action may include redemption of Trust Units in kind, selling portfolio securities prior to maturity, withholding distributions or utilizing a net asset value per Trust Unit based upon available market quotations.

          4. The frequent trading of securities, including day trading for the purpose of realizing short-term gains, the purchase and sale of futures and options to buy or sell authorized investments, reverse repurchase agreements, and other similar speculative transactions are expressly prohibited.

          5. IPAIT may not make any investment other than Permitted Investments authorized by the provisions of the law applicable to the investment of funds by the Participants, as such laws may be amended from time to time.

          6. IPAIT may not purchase any Permitted Investment if the effect of such purchase by IPAIT would be to make the average dollar weighted maturity of a portfolio greater than ninety (90) days.

          7. IPAIT may not borrow money or incur indebtedness whether or not the proceeds thereof are intended to be used to purchase Permitted Investments.

IPAIT Investment Policy


          8. IPAIT may not make loans, provided that IPAIT may make Permitted Investments.

          9. IPAIT may not purchase securities or shares of investment companies or any entities similar to PAIT.

The restrictions set forth above are fundamental to the operation and activities of IPAIT and may not be changed without the affirmative approval, in writing, of a majority of the Participants entitled to vote, except that such restrictions may be changed by the Trustees so as to make them more restrictive when necessary to confirm the investment program and activities of IPAIT to the laws of the State of Iowa and the United States of America as they may from time to time be amended.

The above investment restrictions shall not be changed without the vote of a majority of the Participants in a Portfolio. "Majority" means the lesser of (a) 67% of the Trust's or a Portfolio's outstanding Trust Units voting at a meeting of the Participants at which more than 50% of the outstanding Trust Units are represented in person or by proxy or (b) a majority of the Trust's or a Portfolio's outstanding Trust Units.

Provided, however, the Trust may invest Portfolio assets pursuant to the maximum extent possible by Iowa law governing investments by public agencies and Rule 2a-7 and any change in the restrictions of the Iowa law governing investments by public agencies and Rule 2a-7 shall be deemed to be adopted by the Trust, and such change shall not require the approval of the Participants.

Any investment restrictions or limitations referred to above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from.


Section 3 - DELEGATION OF AUTHORITY

The responsibility for conducting IPAIT investment transactions resides with the IPAIT Board of Trustees. Certain responsibilities have been delegated to the Administrator, the Adviser, and the Custodian (the "Service Providers") pursuant to the Administrator Agreement, the Adviser Agreement, the Custodian Agreement, with amendments as may be adopted from time to time, and the current Information Statement (the "Documents").

Each Service Provider shall individually notify the IPAIT Board of Trustees in writing within thirty days of receipt of all communications from the auditor of any Service Provider or any regulatory authority of the existence of a material weakness in internal control structure of the Service Provider or regulatory orders or sanctions regarding the type of services being provided to IPAIT by the Service Provider.

The records of investment transactions made by or on behalf of IPAIT are public records and are the property of IPAIT whether in the custody of IPAIT or in the custody of a fiduciary or other third party.

IPAIT Investment Policy

Section 4 - OBJECTIVES OF INVESTMENT POLICY

The primary objectives, in order of priority, of all investment activities involving the financial assets of IPAIT shall be the following:

         1. Safety: Safety and preservation of principal in the overall portfolio is the foremost investment objective.

         2. Liquidity: Maintaining the necessary liquidity to match expected liabilities is the second investment objective.

         3. Return: Obtaining a reasonable return is the third investment objective.


Section 5 - PRUDENCE

The Board of Trustees, when providing for the investment of deposit of public funds in the IPAIT program, shall exercise the care, skill, prudence and diligence under the circumstances then prevailing that a person acting in a like capacity and familiar with such matters would use to attain the Section 4 investment objectives.


Section 6 - INSTRUMENTS ELIGIBLE FOR INVESTMENT

Assets of IPAIT may be invested in the following, all as more fully described in the IPAIT Information Statement:

         -- Obligations of the United States government, its agencies and instrumentalities.

         -- Certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C.

         -- Repurchase agreements, provided that the underlying collateral consists of obligations of the United States government, its agencies and instrumentalities and that the Custodian takes delivery of the collateral either directly or through an authorized custodian.

All instruments eligible for investment are further qualified by all other provisions of this Investment Policy, including Section 8, Diversification and Investment Maturity Limitations.


Section 7 - DIVERSIFICATION AND INVESTMENT MATURITY LIMITATIONS

It is the policy of IPAIT to diversify portfolio investments in the Diversified Portfolio and the Direct Government Obligation (DGO) Portfolio. As described in the Information Statement, portfolio investments in the Diversified Portfolio and the Direct Government Obligation Portfolio are limited to the following:

          1. No individual investment with maturity in excess of 397 days as provided in Rule 2a-7.

          2. The maximum average maturity of all portfolio investments may not exceed 90 days. Pursuant to IPAIT policies as disclosed in the Documents, Participants may also individually invest in Fixed Term Program investments.

IPAIT Investment Policy
Section 8 - SAFEKEEPING AND CUSTODY

All invested assets of Participants in the Portfolios or in the Fixed Term Program shall be held in accordance with the Custodian Agreement.

All invested assets eligible for physical delivery shall be secured by having them held at a third party custodian. All purchased investments shall be held pursuant to a written third party custodial agreement requiring delivery versus payment. No assets may be delivered out of the IPAIT account without full payment (no "free deliveries" shall be permitted).


Section 9 - REPORTING

The Service Providers shall submit all reports required in the Documents.


Section 10 - INVESTMENT POLICY REVIEW AND AMENDMENT

This Investment Policy shall be reviewed on or before December 31, 2005 or more frequently as appropriate. Notice of amendments to the Investment Policy shall be promptly given to all parties noted in Section 1.


Section 11 - EFFECTIVE DATE

This Investment Policy shall be effective as of May 1, 1993. Passed and approved this 20th day of April, 1993.

Amended effective September 1, 2004.

Investing and Non-Investing Participants

Diversified and Direct Government Obligation Funds

$0-$50,000 Assets Invested
--------------------------
Cascade Municipal Utilities
Cass County Environment Control Agency
City of Ames - DGO
City of Badger
City of Burlington
City of Callender
City of Corydon
City of Dayton
City of Earlham
City of Earlville
City of Evansdale
City of Fairbank
City of Fairfield
City of Grand Mound
City of Grimes
City of Grundy Center
City of Jefferson
City of Letts
City of Lovilia
City of Mallard
City of Maquoketa
City of Martensdale
City of Massena
City of Melcher-Dallas
City of Middletown
City of Moulton
City of New Virginia
City of Orange City
City of Panora
City of Red Oak
City of Ringsted City of Spragueville
City of Springbrook
City of Walnut
City of Wesley
City of Westfield
City Utility of Epworth
City Utility of Fredericksburg
City Utility of Harlan
City Utility of Mallard
City Utility of Martensdale
City Utility of Murray
City Utility of New Hampton
City Utility of Orange City
City Utility of Pella
City Utility of Prairie
City Clayton
County Corning Municipal Utilities
County of Adair
County of Cedar
County of Chickasaw
County of Clarke
County of Dickinson
County of Fremont
County of Greene
County of Hardin
County of Howard
County of Sac
County of Union
Dallas County Hospital
Fontanelle Municipal Utility
 Geode Resource Conserv. &
     Develp., Inc.
Gilbertville Community
     Day, Inc.
Gowrie Municipal Utilities
IPPA Administrative
IPPA CMMPA
IPPA IMTG
IPPA ISEP
IPPA MMUA
Johnson Township Barnum
Community Fire
     Department
Lamoni Municipal Utilities
Manilla Municipal Gas Dept.
Manning Municipal Gas
     Department
North Central Reg.
     Emerg. Resp. Com. Northwest Iowa Area Solid
     Waste Agency
Stuart Municipal Utilities
Waverly Health Center
Webster County Solid Waste
     Commission
Webster County
     Telecommunications
     Board

$50,000-$250,000 Assets Invested
--------------------------------
Brooklyn Municipal Utilities
Buena Vista County Solid
     Waste Commission
Central IA Juvenile Detention
     Commission
City of Ackley
City of Agency
City of Albert City
City of Bondurant
City of Boone
City of Brandon
City of Corning City of Dike
City of Fort Dodge
City of Grinnell
City of Griswold
City of Knoxville
City of Lake Mills
City of Lewis
City of Maynard
City of Montezuma Fire
     Department
City of Morning Sun
City of Murray
City of Nora Springs
City of Parnell
City of Readlyn
City of Urbana
City Utility of Corydon
City Utility of Dike
City Utility of Eagle Grove
City Utility of Melcher-Dallas
City Utility of Middletown
City Utility of Orient
City Utility of Urbandale
County of Boone
County of Buena Vista
County of Carroll
County of Crawford
County of Des Moines
County of Franklin
County of Jasper
County of Kossuth
County of Plymouth
County of Washington
County of Wright
Denison Municipal Utilities
Des Moines Area MPO
Evansdale Water Works
Hiawatha Water Department
IPAIT Administration Fund
IPPA MMTG
North Iowa Area Council of
     Govts.
Palo Alto County Hospital
Poweshiek Water Association
South Iowa Detention Service
     Agency
Southwest Iowa Planning
     Council
Villisca Municipal Power Plant
Warren County
Warren Lakewood Benefitted
     Rec. Lake Dis

$250,000-$500,000 Assets Invested
---------------------------------
City of Algona
City of Early
City of Epworth
City of Keystone
City of Mount Pleasant
City of Orleans
City of Pella
City of Polk City
City of Prairie City
City of Shelby
City of Shenandoah
City of Spencer
City of Windsor Heights
City Utility of Lake Mills
City Utility of Readlyn
City Utility of Shelby
County of Audubon
County of Mills
County of Ringgold
County of Tama
Grundy Center Municipal
     Utilities
La Porte City Utility
Second Judicial Dist Dept. of
     Correct
SIMECA
South Iowa Area Crime
     Commission
Urbandale Sanitary Sewer
     District

$500,000-$1,000,000 Assets Invested
-----------------------------------
Algona Municipal Utilities
City of Adel
City of Altoona
City of Denison
City of Eagle Grove
City of Gilbertville
City of Keokuk
City of La Porte City
City of Mason City
City of Riverdale
City of Van Meter
City Utility of Maquoketa
City Utility of Montezuma
City Utility of Traer
County of Calhoun
County of Emmet
County of Hamilton
County of Linn
County of Madison
County of O'Brien
County of Osceola
County of Winneshiek
IAMU Insurance Trust
Knoxville Utility
NIMECA
Orange City Hospital and
     Clinic
Resale Power Group of Iowa
Waverly Light and Power
Xenia Rural Water District

$1,000,000-$5,000,000 Assets Invested
-------------------------------------
Bluestem Solid Waste Agency
Broadlawns Medical Center
Cedar Falls Utilities
City of Ankeny
City of Council Bluffs
City of Davenport
City of Forest City
City of Iowa City
City of Marion
City of Mitchellville
City of Montezuma
City of Muscatine
City of Oskaloosa
City of Sioux City
City of Traer
City of Washington City of Waterloo
City of Waverly
City Utility of Lenox Clay County
County of Appanoose
County of Black Hawk
ountyof Buchanan
County of Cass
County of Decatur
County of Henry
County of Jackson
County of Louisa
County of Lyon
County of Monona
County of Poweshiek
County of Sioux
County of Wapello
County of Wayne
County of Webster
Dallas County
Fifth Judicial District
IMWCA Group C
Lucas County
Montezuma Municipal Light and Power
North Central Iowa Regional SWA
West Des Moines Water Works

Over $5,000,000 Assets Invested
-------------------------------
City of Bettendorf
City of Cedar Rapids
City of Cedar Rapids - DGO
City of Clinton
City of Coralville

Investing and Non-Investing Participants

Diversified and Direct Government Obligation Funds


City of Hiawatha
City of Johnston
City of West Des Moines
Spencer Municipal Utility

Non-Investing Participants
Audubon County Memorial Hospital
City of Alton City
of Ames City of Anamosa
City of Anthon City of Atlantic
City of Audubon City of
Bellevue City of Bloomfield
City of Bussey
City of Camanche
City of Carlisle
City of Carson
City of Carter Lake
City of Cedar Falls
City of Center Point
City of Centerville
City of Charles City
City of Cherokee
City of Clarinda
City of Clive
City of Colfax
City of Colo
City of Creston
City of Denver
City of Des Moines
City of Dubuque
City of Dunkerton
City of Eldon
City of Eldridge
City of Elk Run Heights
City of Ellsworth
City of Fort Madison
City of Grand River
City of Greenfield
City of Harlan
City of Hawarden
City of Hazleton
City of Hudson
City of Humboldt
City of Huxley
City of Independence
City of Indianola
City of Lamont
City of Lehigh
City of Lenox
City of Leon
City of Lisbon
City of Lohrville
City of Manchester
City of Manning
City of Marble Rock
City of Marshalltown
City of Monroe
City of Mount Vernon
City of Nevada
City of New Hampton
City of New London
City of Newton

City of Oelwein
City of Osage
City of Ossian
City of Ottumwa
City of Peosta
City of Perry
City of Pleasant Hill
City of Pleasantville
City of Pocahontas
City of Prescott
City of Preston
City of Rockwell
City City of Sac City
City of Sheldon
City of Slater
City of Spirit Lake
City of St. Charles
City of Storm Lake
City of Sumner
City of Tipton
City of Urbandale
City of Villisca
City of Vinton
City of Webster City
City of Wilton
City of Woodbine
City Utility of Alton
City Utility of Ames
City Utility of Anamosa
City Utility of Anthon
City Utility of Aplington
City Utility of Bloomfield
City Utility of Colfax
City Utility of Coon Rapids
City Utility of Creston
City Utility of Denver
City Utility of Fairbank
City Utility of Graettinger
City Utility of Hawarden
City Utility of Laurens
City Utility of LeClaire
City Utility of Lohrville
City Utility of Preston
City Utility of Sac City
City Utility of Sanborn
City Utility of Slater
City Utility of St. Charles
City Utility of Story City
City Utility of Vinton
City Utility of Wahpeton
ClayRegional Water District
Clear Lake Sanitary District
Council Bluffs Airport Authority
County of Butler
County of Cerro Gordo
County of Clinton
County of Davis
County of Dubuque
County of Floyd
County of Greene-Medical Center
County of Grundy
County of Hancock
County of Harrison
County of Iowa
County of Johnson
County of Jones
County of Marion
County of Marshall

County of Mitchell
County of Monroe
County of Muscatine
County of Page
County of Polk
County of Scott
County of Story
County of Winnebago
County of Worth Crawford
County Memorial Hospital
Des Moines Metropolitan Transit Authority
Des Moines Utility
Eighth Judicial Dist.
Dept. of Correct.
Fort Madison Utility
Greenfield Municipal Utilities
Heart of Iowa Reg. Transit Agency
Iowa Northland Reg. Council of Gov.
Iowa Public Employer Health Care Cover
Jefferson County Hosp. Foundation, Inc.
Jefferson County Hospital Lee County
Manning Municipal Utilities
Midas Council of Governments
Mid-Iowa Development Association
COG
Mid-Iowa Regional Housing Authority
Missouri River Energy Services
Mitchell County Regional Health Center
Monroe County Hospital
Mt. Pleasant Municipal Utilities
Muscatine Power and Water
Newton Waterworks
Ogden Municipal Utility
Page County Landfill Association
Plymouth County Solid Waste Agency
Pottawattamie County
Seventh Judicial District
Third Judicial District
Van Buren County Hospital
Washington County Hospital
Winterset Municipal Utilities

Statistical Information

MAJOR PARTICIPANTS

Diversified                         Percent                   Total Assets

Top Ten Participants                48%                       $112,257,335
Top Twenty Participants             63%                       $144,716,918
Top Fifty Participants              83%                       $191,099,445


DGO                                 Percent                   Total Assets

Top Ten Participants                100%                      $14,795,683



INVESTMENT ADVISER

Investors Management Group (IMG) has served as the sole Investment Adviser to all investment alternatives within the Iowa Public Agency Investment Trust since the program's inception in 1987. As of June 30, 2005, IMG had a total of $4.7 billion in assets under management, representing a diverse group of institutional clients.



CONSULTANTS

IPAIT does not employ the use of any professional consultants beyond those service providers detailed in the Notes to Financial Statements Section.



BROKERS

IPAIT does not employ the use of brokers in the operation of its various investment alternatives.

Changes In Fund Units

           Changes in Participant Assets Under Management
                        Diversified Fund and
                  Direct Government Obligation Fund

                     IPAIT              Annual                        Annual
   Date        Diversified Fund         Change     IPAIT DGO Fund     Change
------------ ---------------------- ----------- ------------------ -------------

   06/05         $229,667,966           -9.87%      $14,795,683       -60.58%
   03/05         $240,589,826           -12.58%     $18,967,804       -58.52%
   12/04         $221,582,170           -10.52%     $22,157,021       -54.54%
   09/04         $221,163,016           -18.75%     $31,294,779       -49.15%
   06/04         $254,818,110           -1.84%      $37,532,248       -28.22%
   03/04         $275,215,747           10.58%      $45,727,070       -40.88%
   12/03         $247,626,021           -16.67%     $48,744,871       -25.40%
   09/03         $272,187,641            7.83%      $61,548,710       17.70%
   06/03         $259,601,282            2.23%      $52,291,241       -21.32%
   03/03         $248,884,686           -10.42%     $77,348,955        2.26%
   12/02         $297,172,601           -6.16%      $65,341,840       -20.73%
   09/02         $252,426,230           -4.62%      $52,291,241       -44.28%
   06/02         $253,948,247           -4.20%      $66,461,330       10.81%
   03/02         $277,835,614           -8.83%      $75,641,831       19.10%
   12/01         $316,690,866           32.71%      $82,432,865       22.23%
   09/01         $264,646,237            2.53%      $93,847,685       30.47%
   06/01         $265,090,819           22.47%      $59,975,661       32.20%
   03/01         $304,760,387           22.97%      $63,510,582       16.53%
   12/00         $238,634,980           11.98%      $67,438,029        9.11%
   09/00         $258,112,751           22.59%      $71,931,497       -1.98%
   06/00         $216,459,830           14.80%      $45,366,390       -48.21%
   03/00         $247,826,392            4.02%      $54,500,308       -21.87%
   12/99         $213,110,138           10.58%      $61,810,064       -15.01%
   09/99         $210,543,469           10.06%      $73,381,984       -5.63%
   06/99         $188,558,836            6.52%      $87,596,381        5.71%
   03/99         $238,242,744           24.18%      $69,752,928       48.18%
   12/98         $192,712,021           19.02%      $72,730,352       39.38%
   09/98         $191,295,081            2.07%      $77,758,459       35.23%
   06/98         $177,018,714           -11.07%     $82,865,033       40.87%
   03/98         $191,859,267           -20.16%     $47,073,726       -5.27%
   12/97         $161,914,498           -24.50%     $52,182,763       -5.28%
   09/97         $187,412,776           -9.27%      $57,501,838       -2.32%

Monthly Comparative Yields



                      IPAIT Diversified Fund
                      Monthly Average Yields

              Diversified
                  Fund      iMoneyNet U.S. Govt.   Chapter 74A    Chapter 74A
    Date        Rate (1)     & Agency Index (2)   32-89 Day (3)  90-179 Day (3)
    ----        --------     ------------------   -------------  --------------

    06/05        2.58%             2.30%              1.70%          2.00%
    05/05        2.48%             2.21%              1.65%          1.80%
    04/05        2.28%             2.00%              1.50%          1.75%
    03/05        2.09%             1.83%              1.40%          1.60%
    02/05        1.96%             1.63%              1.35%          1.45%
    01/05        1.73%             1.47%              1.25%          1.35%
    12/04        1.62%             1.33%              1.10%          1.20%
    11/04        1.41%             1.14%              1.05%          1.10%
    10/04        1.28%             0.99%              0.95%          0.85%
    9/04         1.09%             0.82%              0.75%          0.85%
    8/04         0.95%             0.70%              0.85%          1.05%
    7/04         0.83%             0.53%              1.00%          1.20%

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Monthly Money Fund Report TM (3) Iowa Code Chapter 74A minimum public funds deposit rates


                                 IPAIT DGO Fund
                             Monthly Average Yields

               DGO Fund   iMoneyNet US Treasury   Chapter 74A      Chapter 74A
     Date      Rate (1)     & Repo Index (2)     32-89 Day (3)    90-179 Day (3)
     ----      --------     ----------------     -------------    --------------

    06/05        2.40%            2.24%              1.70%            2.00%
    05/05        2.28%            2.16%              1.65%            1.80%
    04/05        2.06%            1.92%              1.50%            1.75%
    03/05        1.93%            1.75%              1.40%            1.60%
    02/05        1.81%            1.57%              1.35%            1.45%
    01/05        1.52%            1.32%              1.25%            1.35%
    12/04        1.40%            1.26%              1.10%            1.20%
    11/04        1.29%            1.09%              1.05%            1.10%
    10/04        1.14%            0.92%              0.95%            0.85%
    09/04        0.96%            0.78%              0.75%            0.85%
    08/04        0.86%            0.66%              0.85%            1.05%
    07/04        0.72%            0.49%              1.00%            1.20%

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Treasury & Repo Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

Annual Comparative Yields

            Average Annual Yield for the Fiscal Years Ended June 30,

                                                                iMoneyNet U.S.
           Diversified  iMoneyNet U.S. Govt.                       Treasury
            Fund (1)     & Agency Index (2)  DGO Fund (1)      & Repo Index (3)
            --------     ------------------  ------------      ----------------

   2005       1.69              1.41             1.48                1.35
   2004       0.59              0.37             0.52                0.31
   2003       0.95              0.80             0.90                0.74
   2002       2.11              1.87             1.83                1.76
   2001       5.33              5.26             5.15                5.06
   2000       5.13              4.94             4.98                4.78
   1999       4.61              4.47             4.43                4.35
   1998       5.10              4.90             4.98                4.85
   1996       5.11              4.88             5.03                4.89
   1995       4.86              4.72             4.82                4.65
   1994       2.88              2.74             2.77                2.70
   1993       2.98              2.83             2.76                2.68

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Money Fund Report TM
(3) iMoneyNet U.S. Treasury and Repo Money Fund Report TM



                           Total Net Investment Income
                       for the Fiscal Year Ended June 30,


                        Diversified Fund (1)            DGO Fund (1)
                        --------------------            ------------

           2005               3,733,917                    349,987
           2004               1,477,818                    265,254
           2003               2,531,693                    658,073
           2002               5,854,955                  1,381,159
           2001              13,455,641                  3,216,209

(1) Actual earnings less
expenses

Glossary of Investment Terms

Accrued interest - interest accumulated on all securities in a portfolio since the most recent payment date for each security.

Administrator - entity that carries out IPAIT policies and provides participant recordkeeping services.

Amortized Cost - method of accounting that gradually reduces a security's discount or premium on a straight-line basis.

Assets - items in financial statement with current market value owned by IPAIT.

Certificate of Deposit - debt instrument issued by a financial institution with an interest rate set by competitive forces in the marketplace.

Collateral - U.S. government or agency securities pledged to IPAIT until investment is repaid. For instance, the security for a collateralized certificate of deposit issued by an Iowa financial institution.

Compound Rate - interest calculation based upon investment of principal plus reinvestment of interest earned from previous period(s). IPAIT portfolio interest is compounded or reinvested monthly.

Custodian - bank that maintains custody of all IPAIT assets.

Discount - the dollar amount by which the par value of a bond exceeds its market price.

Diversified - spreading of risk by investing assets in several different categories of investment and assorted maturities within those categories.

Investment Adviser - Securities and Exchange Commission registered firm that provides investment advice to IPAIT.

Iowa Code Chapter 74A Rates - Minimum rates at which Iowa financial institutions may accept deposits of public funds for various periods.

Liabilities - claims on the assets of IPAIT.

Market Value - the current price or value of a security.

Net Investment Income - income from IPAIT investments distributed to participants after payment of program operating expenses.

Nominal Rate - simple interest calculation based only upon the principal amount invested without reinvestment of earned interest.

Par Value - value of IPAIT investments at maturity.

Portfolio - all investments owned by IPAIT.

Premium - the dollar amount by which the market price of a bond exceeds its par value.

Redemptions - withdrawal of funds by participants from IPAIT.

Repurchase Agreement - agreement between IPAIT and a seller of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price at a stated time. The transaction is collateralized by U.S. government or U.S. agency securities with a market value of at least 102% of the value of the repurchase agreement.

Straight-Line - conservative accounting procedure to reduce a security's premium or discount in equal daily increments over its remaining period to maturity.

U.S. Government Agencies - securities issued by U.S. government sponsored corporations such as the Federal Home Loan Bank and Federal National Mortgage Association.

U.S. Government Securities - direct obligations of the U.S. government, such as Treasury bills, notes and bonds.

Yield Curve - graph plotting yields of securities of similar quality on vertical axis and maturities ranging from shortest to longest on horizontal axis.
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.
(C) THERE WAS NO AMENDMENT TO THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(E) NOT APPLICABLE.
(F)(1) NOT APPLICABLE.
(F)(2) NOT APPLICABLE.
(F)(3) TO REQUEST A FREE COPY OF THE IOWA PUBLIC AGENCY INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. (a)(2) Donald W. Kerker is the independent director named as the only audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant's tax returns.

June 30, 2005     $16,775
June 30, 2004     $15,995


(b)NOT APPPLICABLE.
(c)SEE ITEM 4(A)
(D)NOT APPLICABLE.
(E)NOT APPLICABLE.
(F)NOT APPLICABLE.
(G)NOT APPLICABLE.
(H)NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES. NOT APPLICABLE.
ITEM 8. NOT APPLICABLE.
ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. A MEETING OF SECURITY HOLDERS WAS HELD ON AUGUST 26, 2005. THE MATTERS BEFORE THE SECURITIES HOLDERS INCLUDED ELECTION OF THE BOARD OF TRUSTEES, APPROVAL OF THE SELECTION OF THE AUDITOR, AND APPROVAL OF AMENDMENTS TO THE RESTATED JOINT POWERS AGREEMENT. ALL PROPOSALS WERE APPROVED.

ITEM 10. CONTROLS AND PROCEDURES.
(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF SEPTEMBER 1, 2005, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT. THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS RECOGNIZE, HOWEVER, THAT GIVEN THE NEWNESS OF SUCH DISCLOSURE CONTROLS AND PROCEDURES, THE REGISTRANT WILL BE REVIEWING AND REVISING SUCH DISCLOSURE CONTROLS AND PROCEDURES ON A REGULAR BASIS.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 11. EXHIBITS.
(A) A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER IS ATTACHED AS EXHIBIT A.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


IOWA PUBLIC AGENCY INVESTMENT TRUST


By /s/ Tom Hanafan
-----------------------
Tom Hanafan, Chair and Trustee

Date: January 31, 2006

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Signature and Title


/s/ Jeff Lorenzen
----------------------
Jeff Lorenzen, Chief Executive Officer, January 31, 2006



/s/ Amy Mitchell
----------------------
Amy Mitchell, Chief Financial Officer, January 31, 2006